     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 1997


                                                 SECURITIES ACT FILE NO. 33-6091
                                        INVESTMENT COMPANY ACT FILE NO. 811-4684
================================================================================

SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 15                      [X]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                AMENDMENT NO. 16                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)
                             ---------------------
                         MERRILL LYNCH GLOBAL BOND FUND
                         FOR INVESTMENT AND RETIREMENT
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           800 SCUDDERS MILL ROAD
           PLAINSBORO, NEW JERSEY                                   08536
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
          MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ---------------------
                                   COPIES TO:


             COUNSEL FOR THE FUND:                           PHILIP L. KIRSTEIN, ESQ.
               BROWN & WOOD LLP                           MERRILL LYNCH ASSET MANAGEMENT
            ONE WORLD TRADE CENTER                                 P.O. BOX 9011
         NEW YORK, NEW YORK 10048-0557                   PRINCETON, NEW JERSEY 08543-9011
     ATTENTION: THOMAS R. SMITH, JR., ESQ.
            JOHN A. MACKINNON, ESQ.


                             ---------------------
 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
                         [X] immediately upon filing pursuant to paragraph (b)
                         [ ] on (date) pursuant to paragraph (b)
                         [ ] 60 days after filing pursuant to paragraph (a)(1)
                         [ ] on (date) pursuant to paragraph (a)(1)
                         [ ] 75 days after filing pursuant to paragraph (a)(2)
                         [ ] on (date) pursuant to paragraph (a)(2) of Rule 485. IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                         [ ] this post-effective amendment designates a new
                             effective date for a previously filed
                             post-effective amendment.
                             ---------------------

    THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF BENEFICIAL INTEREST UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON FEBRUARY 20, 1997.

                             ---------------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                  PROPOSED MAXIMUM  PROPOSED MAXIMUM     AMOUNT OF
TITLE OF SECURITIES BEING            AMOUNT        OFFERING PRICE      AGGREGATE       REGISTRATION
REGISTERED                      BEING REGISTERED     PER SHARE       OFFERING PRICE         FEE
------------------------------------------------------------------------------------------------------
Shares of Beneficial Interest
  (par value $.10 per share)....    27,430,111         $9.21           $329,994*           $100
======================================================================================================


*(1) The calculation of the maximum aggregate price is made pursuant to Rule
     24e-2 under the Investment Company Act of 1940.

 (2) The total amount of securities redeemed or repurchased during the Registrant's previous fiscal year was 27,394,281 shares of Beneficial Interest.


 (3) None of the shares described in (2) above have been used for reduction pursuant to Rule 24e-2(a) or Rule 24f-2(c) under the Investment Company Act of 1940 in previous filings during Registrant's current fiscal year.


 (4) All of the shares redeemed during Registrant's previous fiscal year are being used for the reduction of the registration fee in this amendment to the Registration Statement.

================================================================================

          MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET


N-1A ITEM NO.                                                          LOCATION
--------------                                           ------------------------------------
PART A
Item 1.            Cover Page..........................  Cover Page
Item 2.            Synopsis............................  Fee Table; Merrill Lynch Select
                                                           Pricing(SM) System
Item 3.            Condensed Financial Information.....  Financial Highlights; Performance
                                                         Data
Item 4.            General Description of Registrant...  Investment Objective and Policies;
                                                           Additional Information
Item 5.            Management of the Fund..............  Fee Table; Investment Objective and
                                                           Policies; Management of the Fund;
                                                           Portfolio Transactions and
                                                           Brokerage; Inside Back Cover Page
Item 5A.           Management's Discussion of Fund
                     Performance.......................  Not Applicable
Item 6.            Capital Stock and Other
                     Securities........................  Cover Page; Additional Information
Item 7.            Purchase of Securities Being
                     Offered...........................  Cover Page; Fee Table; Merrill Lynch
                                                           Select Pricing(SM) System;
                                                           Purchase of Shares; Shareholder
                                                           Services; Additional Information;
                                                           Inside Back Cover Page
Item 8.            Redemption or Repurchase............  Fee Table; Merrill Lynch Select
                                                           Pricing(SM) System; Shareholder
                                                           Services; Purchase of Shares;
                                                           Redemption of Shares
Item 9.            Pending Legal Proceedings...........  Not Applicable
PART B
Item 10.           Cover Page..........................  Cover Page
Item 11.           Table of Contents...................  Back Cover Page
Item 12.           General Information and History.....  Not Applicable
Item 13.           Investment Objective and Policies...  Investment Objective and Policies
Item 14.           Management of the Fund..............  Management of the Fund
Item 15.           Control Persons and Principal
                     Holders of Securities.............  Management of the Fund; General
                                                           Information -- Security Ownership
                                                           of Certain Beneficial Owners
Item 16.           Investment Advisory and Other
                     Services..........................  Management of the Fund; Purchase of
                                                           Shares; General Information
Item 17.           Brokerage Allocation and Other
                     Practices.........................  Portfolio Transactions and Brokerage
Item 18.           Capital Stock and Other
                     Securities........................  General Information
Item 19.           Purchase, Redemption and Pricing of
                     Securities Being Offered..........  Purchase of Shares; Redemption of
                                                           Shares; Determination of Net Asset
                                                           Value; Shareholder Services;
                                                           General Information
Item 20.           Tax Status..........................  Dividends, Distributions and
                                                         Taxes -- Taxes
Item 21.           Underwriters........................  Purchase of Shares
Item 22.           Calculation of Performance Data.....  Performance Data
Item 23.           Financial Statements................  Financial Statements
PART C


     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

APRIL 28, 1997


                         MERRILL LYNCH GLOBAL BOND FUND
                         FOR INVESTMENT AND RETIREMENT
     P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE (609) 282-2800
                            ------------------------

    The investment objective of Merrill Lynch Global Bond Fund for Investment and Retirement (the "Fund") is to seek a high total investment return by investing in a global portfolio of debt instruments denominated in various currencies and multinational currency units. Total investment return is the aggregate of capital value changes and income. Accordingly, investments may be shifted among obligations denominated in particular currencies or currency units depending upon management's analysis of total investment return available from obligations in terms of both potential for capital appreciation in U.S. dollars and the rate of income paid on such obligations. Under normal conditions, the Fund's investments will be denominated in at least three currencies or multinational currency units. The Fund generally will invest without regard to tax considerations applicable to distributions to shareholders and therefore may particularly appeal to investors for whom current tax liability is not a major consideration, such as employee benefit plans and individual retirement accounts ("IRAs"). The Fund presently contemplates that it will invest primarily in obligations denominated in the currencies of the U.S., Japan, Canada, Western European nations, New Zealand and Australia as well as in European Currency Units ("ECUs"). The Fund may seek to hedge against interest rate and currency risks through the use of options, futures and foreign currency transactions. Investments on an international basis involve special considerations. See "Risk Factors and Special Considerations." For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 12.


    Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing(SM) System" on page 3.


    Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100, and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                            ------------------------


    This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated April 28, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                            ------------------------
              MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:


                                               CLASS A(a)              CLASS B(b)                 CLASS C        CLASS D
                                               ----------    -------------------------------    ------------    ----------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price).....   4.00%(c)                   None                      None        4.00%(c)
  Sales Charge Imposed on Dividend
    Reinvestments...........................     None                     None                      None          None
  Deferred Sales Charge (as a percentage of
    original purchase price or redemption
    proceeds, whichever is lower)...........   None(d)         4.0% during the first year,      1.0% for one    None(d)
                                                                decreasing 1.0% annually          year(f)
                                                              thereafter to 0.0% after the
                                                                     fourth year(e)
  Exchange Fee..............................     None                     None                      None          None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS):
  Investment Advisory Fees(g)...............    0.60%                     0.60%                    0.60%         0.60%
  12b-1 Fees(h):
    Account Maintenance Fees................     None                     0.25%                    0.25%         0.25%
    Distribution Fees.......................     None                     0.50%                    0.55%          None
                                                               (Class B shares convert to
                                                              Class D shares automatically
                                                              after approximately ten years
                                                               and cease being subject to
                                                                   distribution fees)
  Other Expenses:
    Custodial Fees..........................    0.04%                     0.04%                    0.04%         0.04%
    Shareholder Servicing Costs(i)..........    0.15%                     0.18%                    0.21%         0.11%
    Other...................................    0.08%                     0.08%                    0.08%         0.08%
                                               -------                    -----                    -----        -------
        Total Other Expenses................    0.27%                     0.30%                    0.33%         0.23%
                                               -------                    -----                    -----        -------
TOTAL FUND OPERATING EXPENSES...............    0.87%                     1.65%                    1.73%         1.08%
                                               =======                    =====                    =====        =======


---------------


(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and certain participants in fee-based programs. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 26 and "Shareholder Services -- Fee-Based Programs" -- page 38.



(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" -- page 28.



(c) Reduced for purchases of $25,000 and over and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more are not subject to an initial sales charge. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D
     Shares" -- page 26.



(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% if redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder
    Services -- Fee-Based Programs" -- page 38.



(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 38.



(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 38.



(g)  See "Management of the Fund -- Management and Advisory
     Arrangements" -- page 22.



(h) See "Purchase of Shares -- Distribution Plans" -- page 32.



(i)  See "Management of the Fund -- Transfer Agency Services" -- page 24.

EXAMPLE:


                                                         CUMULATIVE EXPENSES PAID FOR
                                                                THE PERIOD OF:
                                                         ----------------------------
                                                          1       3       5       10
                                                         YEAR    YEARS   YEARS   YEARS
                                                         ---     ---     ---     ----
An investor would pay the following expenses on a
  $1,000 investment including the maximum $40 initial
  sales charge (Class A and Class D shares only) and
  assuming (1) the Total Fund Operating Expenses for
  each class set forth on page 2, (2) a 5% annual
  return throughout the periods and (3) redemption at
  the end of the period (including any applicable
  CDSC for Class B and Class C shares):
     Class A.........................................    $49     $67     $86     $143
     Class B.........................................    $57     $72     $90     $195
     Class C.........................................    $28     $54     $94     $204
     Class D.........................................    $51     $73     $97     $166
An investor would pay the following expenses on the
  same $1,000 investment assuming no redemption at
  the end of the period:
     Class A.........................................    $49     $67     $86     $143
     Class B.........................................    $17     $52     $90     $195
     Class C.........................................    $18     $54     $94     $204
     Class D.........................................    $51     $73     $97     $166



     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."


                    MERRILL LYNCH SELECT PRICING(SM) SYSTEM


     The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser") or its affiliate, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds."

     Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option.



     Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."



     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.



     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is the most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."



----------------------------------------------------------------------------------------------------
                                                ACCOUNT
                                              MAINTENANCE   DISTRIBUTION          CONVERSION
 CLASS             SALES CHARGE(1)                FEE           FEE                 FEATURE
----------------------------------------------------------------------------------------------------

   A            Maximum 4.00% initial             No             No                   No
                  sales charge(2)(3)
----------------------------------------------------------------------------------------------------
   B          CDSC for a period of four          0.25%         0.50%          B shares convert to
           years, at a rate of 4.0% during                                  D shares automatically
           the first year, decreasing 1.0%                                    after approximately
                 annually to 0.0%(4)                                             ten years(5)
----------------------------------------------------------------------------------------------------
   C          1.0% CDSC for one year(6)          0.25%         0.55%                  No
----------------------------------------------------------------------------------------------------
   D            Maximum 4.00% initial            0.25%           No                   No
                   sales charge(3)
----------------------------------------------------------------------------------------------------


(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

                                              (footnotes continued on next page)

(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors."



(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Class A" and "Class D" below.



(4) The CDSC may be modified in connection with certain fee-based programs.



(5) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.



(6) The CDSC may be waived in connection with certain fee-based programs.



Class A:   Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares are offered at net asset value to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co. includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 4.00%, which is reduced for purchases of $25,000 and over and waived for purchases by certain retirement plans and participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge, but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares."



Class B:   Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.50% of the Fund's average net assets attributable to the Class B shares and a CDSC if they are redeemed within four years of purchase. The CDSC may be modified in connection with certain fee-based programs. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans is modified as described under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."



Class C:   Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.55% of the Fund's average net assets attributable to the Class C shares. Class C shares are also subject to a CDSC of 1.0% if they are redeemed within one year of purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.



Class D:   Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 4.00% is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for the Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares."


     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his or her particular circumstances.

     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.


     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares -- Limitations on the Payment of Deferred Sales Charges."

                              FINANCIAL HIGHLIGHTS


     The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements and the independent auditors' report thereon for the fiscal year ended December 31, 1996 are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.



     The following per share data and ratios have been derived from information provided in the Fund's audited financial statements.


                                                                                      CLASS A
                                                  --------------------------------------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                  --------------------------------------------------------------------------------
                                                   1996        1995        1994         1993        1992        1991        1990
                                                  -------     -------     -------     --------     -------     -------     -------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $  9.54     $  8.96     $ 10.03     $   9.79     $ 10.38     $  9.93     $  9.77
                                                  -------     -------     -------     --------     -------     -------     -------
Investment income -- net......................        .56         .59         .55          .70         .77         .95        1.01
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net.........................        .02         .58       (1.07)         .56         .01         .55         .42
                                                  -------     -------     -------     --------     -------     -------     -------
Total from investment operations..............        .58        1.17        (.52)        1.26         .78        1.50        1.43
                                                  -------     -------     -------     --------     -------     -------     -------
Less dividends and distributions:
  Investment income -- net....................       (.56)       (.39)       (.24)        (.67)      (1.14)      (1.05)      (1.27)
  Realized gain on investments -- net.........         --          --          --         (.30)       (.23)         --          --
  Return of capital -- net....................         --        (.20)       (.28)          --          --          --          --
  In excess of realized gain on
    investments -- net........................         --          --        (.03)        (.05)         --          --          --
                                                  -------     -------     -------     --------     -------     -------     -------
Total dividends and distributions.............       (.56)       (.59)       (.55)       (1.02)      (1.37)      (1.05)      (1.27)
                                                  -------     -------     -------     --------     -------     -------     -------
Net asset value, end of period................    $  9.56     $  9.54     $  8.96     $  10.03     $  9.79     $ 10.38     $  9.93
                                                  =======     =======     =======     ========     =======     =======     =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share............       6.42%      13.39%      (5.29)%      13.21%       7.83%      16.00%      15.64%
                                                  =======     =======     =======     ========     =======     =======     =======
RATIOS TO AVERAGE NET ASSETS:
Expenses......................................        .87%        .86%        .84%         .82%        .84%        .99%       1.06%
                                                  =======     =======     =======     ========     =======     =======     =======
Investment income -- net......................       6.02%       6.31%       5.84%        6.44%      12.24%       8.02%      12.71%
                                                  =======     =======     =======     ========     =======     =======     =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......    $72,876     $85,610     $90,823     $108,241     $61,131     $21,211     $10,601
                                                  =======     =======     =======     ========     =======     =======     =======
Portfolio turnover............................    1234.05%     512.75%     405.00%      419.99%     235.11%      67.76%     159.79%
                                                  =======     =======     =======     ========     =======     =======     =======


                                                            FOR THE PERIOD
                                                             OCTOBER 21,
                                                               1988+ TO
                                                             DECEMBER 31,
                                                 1989            1988
                                                ------     ----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........  $10.24          $10.22
                                                ------          ------
Investment income -- net......................     .83             .35
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net.........................    (.17)           (.08)
                                                ------          ------
Total from investment operations..............     .66             .27
                                                ------          ------
Less dividends and distributions:
  Investment income -- net....................    (.71)           (.25)
  Realized gain on investments -- net.........      --              --
  Return of capital -- net....................    (.42)             --
  In excess of realized gain on
    investments -- net........................      --              --
                                                ------          ------
Total dividends and distributions.............   (1.13)           (.25)
                                                ------          ------
Net asset value, end of period................  $ 9.77          $10.24
                                                ======     ===============
TOTAL INVESTMENT RETURN:**
Based on net asset value per share............    7.27%           2.66%#
                                                ======     ===============
RATIOS TO AVERAGE NET ASSETS:
Expenses......................................    1.05%           1.01%*
                                                ======     ===============
Investment income -- net......................    7.33%          22.63%*
                                                ======     ===============
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......  $9,156          $1,684
                                                ======     ===============
Portfolio turnover............................  188.22%         198.60%
                                                ======     ===============


---------------

    * Annualized.
   ** Total investment returns exclude the effects of sales loads.
    + Commencement of Operations.
    # Aggregate total investment return.

                                                                            CLASS B
                                     -------------------------------------------------------------------------------------
                                                                FOR THE YEAR ENDED DECEMBER 31,
                                     -------------------------------------------------------------------------------------
                                       1996       1995       1994       1993       1992       1991       1990       1989
                                     --------   --------   --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSET
 VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period............................  $  9.54    $  8.96    $ 10.03    $  9.79    $  10.39   $   9.93   $   9.77   $ 10.24
                                     --------   --------   --------   --------   --------   --------   --------   --------
Investment income -- net...........      .49        .51        .47        .60         .70        .85        .93       .77
Realized and unrealized gain (loss)
 on investments and foreign
 currency transactions -- net......      .02        .58      (1.07)       .58        (.01)       .58        .42      (.18)
                                     --------   --------   --------   --------   --------   --------   --------   --------
Total from investment operations...      .51       1.09       (.60)      1.18         .69       1.43       1.35       .59
                                     --------   --------   --------   --------   --------   --------   --------   --------
Less dividends and distributions:
 Investment income -- net..........     (.49)      (.34)      (.20)      (.59)      (1.06)      (.97)     (1.19)     (.67)
 Realized gain on
   investments -- net..............       --         --         --       (.30)       (.23)        --         --        --
 Return of capital -- net..........       --       (.17)      (.24)        --          --         --         --      (.39)
 In excess of realized gain on
   investments -- net..............       --         --       (.03)      (.05)         --         --         --        --
                                     --------   --------   --------   --------   --------   --------   --------   --------
Total dividends and
 distributions.....................     (.49)      (.51)      (.47)      (.94)      (1.29)      (.97)     (1.19)    (1.06)
                                     --------   --------   --------   --------   --------   --------   --------   --------
Net asset value, end of period.....  $  9.56    $  9.54    $  8.96    $ 10.03    $   9.79   $  10.39   $   9.93   $  9.77
                                     ========== ========== ========== ========== =========  =========  =========  ==========
TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share.............................     5.60%     12.52%     (6.01)%    12.36%       6.91%     15.23%     14.76%     6.45%
                                     ========== ========== ========== ========== =========  =========  =========  ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................     1.65%      1.64%      1.61%      1.58%       1.61%      1.77%      1.84%     1.82%
                                     ========== ========== ========== ========== =========  =========  =========  ==========
Investment income -- net...........     5.25%      5.56%      5.06%      5.72%      11.67%      7.76%     11.97%     4.73%
                                     ========== ========== ========== ========== =========  =========  =========  ==========
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)........................  $347,529   $540,887   $700,995   $897,150   $637,834   $380,749   $274,124   $262,641
                                     ========== ========== ========== ========== =========  =========  =========  ==========
Portfolio turnover.................  1234.05%    512.75%    405.00%    419.99%     235.11%     67.76%    159.79%   188.22%
                                     ========== ========== ========== ========== =========  =========  =========  ==========


                                                           FOR THE PERIOD
                                                              AUG. 29,
                                                              1986+ TO
                                                              JULY 31,
                                       1988      1987++         1987
                                     --------   --------   --------------
INCREASE (DECREASE) IN NET ASSET
 VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period............................  $ 10.68    $ 10.31       $  10.00
                                     --------   --------       -------
Investment income -- net...........      .77        .30            .63
Realized and unrealized gain (loss)
 on investments and foreign
 currency transactions -- net......     (.39)      1.29            .33
                                     --------   --------       -------
Total from investment operations...      .38       1.59            .96
                                     --------   --------       -------
Less dividends and distributions:
 Investment income -- net..........     (.82)      (.30)          (.65)
 Realized gain on
   investments -- net..............       --       (.92)            --
 Return of capital -- net..........       --         --             --
 In excess of realized gain on
   investments -- net..............       --         --             --
                                     --------   --------       -------
Total dividends and
 distributions.....................     (.82)     (1.22)          (.65)
                                     --------   --------       -------
Net asset value, end of period.....  $ 10.24    $ 10.68       $  10.31
                                     ========== ========== =================
TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share.............................     3.82%     16.26%#         9.79%#
                                     ========== ========== =================
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................     1.74%      1.78%*         1.75%*
                                     ========== ========== =================
Investment income -- net...........    10.16%      6.98%*         6.79%*
                                     ========== ========== =================
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)........................  $304,607   $314,529      $353,222
                                     ========== ========== =================
Portfolio turnover.................   198.60%    111.97%        123.87%
                                     ========== ========== =================


---------------

    * Annualized.
   ** Total investment returns exclude the effects of sales loads.
    + Commencement of Operations.
   ++ In 1987, the Fund changed its fiscal year end from July 31 to December 31; the information is for the period August 1, 1987 to December 31, 1987.
    # Aggregate total investment return.

                      FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                               CLASS C                                    CLASS D
                                               ---------------------------------------     --------------------------------------
                                                FOR THE YEAR ENDED     FOR THE PERIOD      FOR THE YEAR ENDED     FOR THE PERIOD
                                                   DECEMBER 31,        OCT. 21, 1994+         DECEMBER 31,        OCT. 21, 1994+
                                               --------------------      TO DEC. 31,       -------------------      TO DEC. 31,
                                                1996         1995           1994            1996        1995           1994
                                               -------      -------    ---------------     -------     -------    ---------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........   $  9.54      $  8.96        $  9.21         $  9.54     $  8.96        $  9.21
                                               -------      -------        -------         -------     -------        -------
Investment income -- net....................       .48          .51            .09             .54         .56            .10
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions -- net........................       .02          .58           (.25)            .01         .58           (.25)
                                               -------      -------        -------         -------     -------        -------
Total from investment operations............       .50         1.09           (.16)            .55        1.14           (.15)
                                               -------      -------        -------         -------     -------        -------
 Less dividends and distributions:
 Investment income -- net...................      (.48)        (.34)          (.03)           (.54)       (.37)          (.04)
 Return of capital -- net...................        --         (.17)          (.05)             --        (.19)          (.05)
 In excess of realized gain on
   investments -- net.......................        --           --           (.01)             --          --           (.01)
                                               -------      -------        -------         -------     -------        -------
Total dividends and distributions...........      (.48)        (.51)          (.09)           (.54)       (.56)          (.10)
                                               -------      -------        -------         -------     -------        -------
Net asset value, end of period..............   $  9.56      $  9.54        $  8.96         $  9.55     $  9.54        $  8.96
                                               =========    =========  ===============     =========   =========  ===============
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........      5.51%       12.44%         (1.73)%#         6.05%      13.11%         (1.62)%#
                                               =========    =========  ===============     =========   =========  ===============
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................      1.73%        1.71%          1.69%*          1.08%       1.11%          1.12%*
                                               =========    =========  ===============     =========   =========  ===============
Investment income -- net....................      5.16%        5.44%          5.20%*          5.74%       6.07%          5.81%*
                                               =========    =========  ===============     =========   =========  ===============
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....   $ 9,351      $ 8,468        $ 3,614         $45,685     $ 5,665        $ 1,755
                                               =========    =========  ===============     =========   =========  ===============
Portfolio turnover..........................   1234.05%      512.75%        405.00%        1234.05%     512.75%        405.00%
                                               =========    =========  ===============     =========   =========  ===============


---------------

    * Annualized.
   ** Total investment returns exclude the effects of sales loads.
    + Commencement of Operations.
    # Aggregate total investment return.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     Although the Fund provides a vehicle for investors to participate in the international debt markets, the Fund should not be considered a balanced investment program. As a non-diversified investment company, the Fund may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than five percent of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of five percent of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased.

     As a global fund, the Fund may invest in U.S. and foreign securities. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically related to domestic investment, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in those currencies and the Fund's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.


     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments that could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a U.S. instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. entities are subject. In addition, certain foreign investments may be subject to foreign withholding taxes. Investors will be able to deduct such taxes in computing their taxable income or to use such amounts as credits against their U.S. income taxes if more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities in foreign corporations. See "Additional Information -- Taxes." Foreign financial markets, while generally growing in volume, typically have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays or other problems in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities generally are higher than with transactions in U.S. securities. There generally is less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.


     The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities because the expenses of the Fund, such as custodial costs, are higher. The portfolio turnover of the Fund may be higher than that of many investment companies. See "Investment Objective and Policies -- Other Investment Policies and
Practices -- Portfolio Turnover."



     The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the securities markets and exchange rates between currencies by the use of options, futures and options thereon. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the prices of options and futures and movements in the prices of the securities or currencies which are the subject of the hedge. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time. See "Investment Objective and Policies -- Hedging Techniques."



     The net asset value of the Fund's shares, to the extent that the Fund invests in fixed-income securities, will be affected by changes in the general level of interest rates. When interest rates decline, the value of a portfolio of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio of fixed income securities can be expected to decline.


                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's objective is to seek a high total investment return by investing in a global portfolio of debt instruments denominated in various currencies and multinational currency units. Total investment return is the aggregate of capital value changes and income. This investment objective is a fundamental policy of the Fund which may not be changed without a vote of a majority of its outstanding shares as defined below. There can be no assurance that this investment objective will be realized. The Fund will seek to achieve its objective through a fully managed investment approach described below. The Fund is a non-diversified open-end management investment company. The Fund may seek to hedge against interest rate and currency risks through the use of options, futures and foreign currency transactions.

     As an investment company making investments in debt instruments on a global basis, the Fund may purchase debt obligations issued or guaranteed by U.S. or foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities ("governmental entities"), or issued or guaranteed by international organizations designated or supported by multiple governmental entities to promote economic reconstruction or development ("supranational entities") such as the International Bank for Reconstruction and Development (the "World Bank") and the European Coal and Steel Community, or issued by either U.S. or foreign corporations or financial institutions.


     With respect to the creditworthiness of the Fund's portfolio securities, under normal conditions all of the securities owned by the Fund will be (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (ii) obligations which have a credit rating of A or better by Standard & Poor's Ratings Services ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or commercial paper rated A-1 by S&P or Prime-1 by Moody's or obligations that the Fund's Investment Adviser has determined to be of similar creditworthiness. The Fund's Investment Adviser may determine that a non-dollar denominated obligation of a foreign government is of similar creditworthiness notwithstanding S&P's or Moody's less favorable rating of a dollar denominated obligation of the same issuer, provided that the Investment Adviser believes that such dollar denominated obligation is assigned a lower rating because it is denominated in a currency other than the foreign government's own currency.


     In evaluating obligations, the Investment Adviser will utilize its internal credit analysis resources as well as financial and economic information obtained from other sources. With respect to foreign corporate issuers, the Investment Adviser will consider the financial condition of the issuer and market and economic conditions relevant to its operations. In terms of foreign governmental obligations, the Investment Adviser will review the financial position of the issuer and political and economic conditions in the country. Investment in securities of supranational entities is subject to the additional risk to be considered by the Investment Adviser that member governments will fail to make required capital contributions and that a supranational entity will thus be unable to meet its obligations.

     The Fund's fully managed approach enables it to seek high total investment return by investing in debt instruments denominated in various currencies and currency units on the basis of the potential capital appreciation of such instruments in U.S. dollars and the rates of income paid on such instruments. As a general matter, in evaluating investments, the Fund will consider, among other factors, the relative levels of interest rates prevailing in various countries, the potential appreciation of such investments in their denominated currencies and, for debt instruments not denominated in U.S. dollars, the potential movement in the value of such currencies compared to the U.S. dollar. In seeking capital appreciation, the Fund may invest in relatively low-yielding instruments in expectation of favorable currency fluctuations or interest rate movements, thereby potentially reducing the Fund's current yield. In seeking income, the Fund may invest in short-term instruments with relatively high yields (as compared to other debt securities) meeting the Fund's investment criteria, notwithstanding that the Fund may not anticipate that such instruments will experience substantial capital appreciation.

     The average maturity of the Fund's portfolio securities will vary based upon the Investment Adviser's assessment of economic and market conditions. As with all debt securities, changes in market yields will affect the Fund's asset value as the prices of portfolio securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. The Fund does not expect the average maturity of its portfolio to exceed ten years.

     The Fund may invest in debt instruments denominated in any currency or multinational currency unit. An illustration of a multinational currency unit is the ECU which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Community, a Western European economic cooperative association including France, Germany, The Netherlands and the United Kingdom. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Investment Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranationals, in particular, issue ECU-denominated obligations. The Fund may invest in debt instruments denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a Japanese yen-denominated obligation issued by a U.S. corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated. It is anticipated that the Fund will invest primarily in marketable instruments denominated in the currencies of the U.S., Japan, Canada, Western European nations, New Zealand and Australia as well as in ECUs. Further, it is anticipated that such instruments will be issued primarily by entities located in such countries and by supranational entities. Under certain adverse conditions, the Fund may restrict the financial markets or currencies in which its assets will be invested and may invest its assets solely in the U.S. financial markets or U.S. dollar-denominated obligations.


     The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under that Act. However, the Fund will not invest more than 15% of its total assets in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale, certain investments in asset-backed and receivable-backed securities and restricted securities, unless the Fund's Trustees continuously determine, based on the trading markets for the specific restricted security, that it is liquid. The Trustees may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations.


     Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

HEDGING TECHNIQUES

     The Fund may engage in various portfolio strategies to hedge its portfolio against interest rate and currency risks. These strategies include the use of options on portfolio securities, currency options, financial and currency futures, options on such futures and forward foreign currency transactions. The Fund may enter into such transactions only in connection with its hedging strategies. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset values of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity markets, interest rates or currency exchange rates occur. When the Fund engages in transactions denominated in foreign currencies, it will be subject to the risks of adverse changes in the exchange rates between such foreign currencies and the U.S. dollar, the currency used to value the Fund's assets. Reference is made to the Statement of Additional Information for further information concerning these strategies.


     Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Options, Futures and Currency Transactions"), the Investment Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Tax requirements may limit the Fund's ability to engage in the hedging transactions and strategies described below. See "Additional
Information -- Taxes."

     The following is a description of the hedging instruments that the Fund may utilize with respect to interest rate and currency risks.


     Hedging Interest Rate Risks. The Fund is authorized to purchase and write (i.e., sell) call options on its portfolio securities, purchase put options on securities and engage in transactions in financial futures and related options, as described below.


     The Fund may write call options with respect to securities it owns which provide the holder of the option the right to buy the underlying security covered by the option at the stated exercise price until the option expires. The Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may also purchase put options, which will provide it with the right to sell the underlying securities at the stated exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the securities until the put expires. The Fund may write call options on securities with respect to which it has purchased a put option. By purchasing a put option on a security, the Fund limits its risk of loss on that security. By writing a call option on the security, the Fund will offset, in whole or in part, the cost of purchasing such put option, but limits its opportunity to profit from an increase in the value of the security above the exercise price. There is no percentage limitation with respect to portfolio securities on which the Fund may write call options.


     The Fund may also purchase and sell financial futures contracts ("futures contracts") as a hedge against adverse changes in interest rates, as described below. A futures contract is an agreement between two parties that obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a particular commodity, in this case securities, for a set price on a future date. The Fund may effect transactions in futures contracts in U.S. and foreign agency and government securities and corporate debt securities. Transactions by the Fund in financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."



     The Fund is authorized to sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of fixed-income securities which may be held by the Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses that the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.


     The Fund may purchase futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. The Fund does not consider purchases of futures contracts to be a speculative practice under these circumstances. In a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

     The Fund may also purchase and write call and put options on futures contracts in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from a decline in interest rates of securities which the Fund intends to purchase. Limitations on transactions in options on futures contracts are described below.

     The Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets. In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter ("OTC") transactions are two-party contracts with prices and terms negotiated by the buyer and seller. The Fund will engage in OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.


     To trade futures contracts, the Fund is not required to deposit funds equal to the value of the futures contract. The Fund need only make a deposit, called an "initial margin deposit," equal to a percentage (typically 15% or less) of the value of the futures contract. As a result, a relatively small adverse move in the price of a futures contract may result in immediate and substantial losses to the Fund. For example, if at the time of purchase 10% of the price of a futures contract is deposited as margin, a 10% decrease in the price of that contract would, if the contract were then closed out, result in total loss of the initial margin deposit before any deduction for brokerage commissions and other transaction costs. A decrease of more than 10% would result in a loss of more than the total initial margin deposit. Options on futures contracts are similarly or even more highly leveraged. However, when the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the effect of leverage from such futures contract is minimized.



     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Trustees of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.


     Hedging Foreign Currency Risks. The Fund is authorized to deal in forward foreign exchange between currencies of the different countries in which it will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in such foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of such currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated (this practice being referred to as a "cross-hedge"). The Fund will not speculate in forward foreign exchange. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

     In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then-market price and could result in a loss to the Fund.

     The Fund is also authorized to purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the ECU) owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "spread"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.

     Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. The Fund will engage in OTC options only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of the securities denominated in such currency which it owns, the expected acquisition price of securities which it has committed or anticipates to purchase which are denominated in such currency and, in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the Fund will segregate at its custodian U.S. Government or other high quality securities having a market value substantially representing any subsequent net decrease in the market value of such hedged positions, including net positions with respect to cross-currency hedges. The Fund may not incur potential net liabilities with respect to currency and securities positions, including net liabilities with respect to cross-currency hedges, of more than 33 1/3% of its total assets from foreign currency options, futures, related options and forward currency transactions.


     Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.

     An order has been obtained from the Commission which exempts the Fund from certain provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with transactions involving futures contracts and options thereon.


     Risk Factors in Options, Futures and Currency Transactions. Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities and currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the hedged securities or currencies, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities or currencies which are the subject of the hedge. The successful use of options and futures also depends on the Investment Adviser's ability to predict correctly price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities or currencies if the volatility of the hedged securities or currencies is historically greater than the volatility of the options or futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities or currencies is historically less than that of the options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.


     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, management believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which options on portfolio securities and currency are traded have generally established limitations governing the maximum number of call or put options on the same underlying security and currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading Limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES

     Portfolio Transactions. The securities in which the Fund invests are traded primarily in the OTC market. Since portfolio transactions generally will not be effected on foreign securities exchanges, the Fund generally does not expect to incur potential settlement delays which may occur on certain of such exchanges. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Fund has no obligation to deal with any broker in the execution of transactions in portfolio securities. Under the Investment Company Act, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund may serve as its broker in transactions conducted on an exchange and in OTC transactions conducted on an agency basis. In addition, consistent with the Conduct Rules of the NASD, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities, although the Fund will endeavor to achieve the best net results in effecting such transactions.



     Repurchase Agreements; Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed yield for the Fund insulated from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. Repurchase agreements may be entered into only with financial institutions that (i) have, in the opinion of the Investment Adviser, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement. In all instances, the Fund takes possession of the underlying securities when investing in repurchase agreements or purchase and sale contracts. Nevertheless, if the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. The Fund may not invest more than 15% of its total assets in repurchase agreements or purchase and sale contracts maturing in more than seven days, together with all other illiquid securities.


     Lending of Portfolio Securities.   The Fund is authorized to lend
securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions if it receives collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund receives the income on the loaned securities and a loan fee and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral fell below the market value of the borrowed securities.


     Investment Restrictions. The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies that are fundamen-tal policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment in the securities of corporate issuers in any particular industry. In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Trustees without shareholder approval. As a non-fundamental policy, the Fund may not borrow amounts in excess of 10% of its total assets (taken at market value) and then only from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions.


     As a non-fundamental policy, the Fund will not invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its total assets taken at market value would be invested in such securities. Notwithstanding the foregoing, the Fund may purchase without regard to this limitation securities that are not registered under the Securities Act, but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Trustees continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Trustees may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.



     Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in the securities of a single issuer. The Fund's investments will be limited, however, in order to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information -- Taxes." To qualify, the Fund must comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Foreign government securities (unlike U.S. Government securities) are not exempt from the diversification requirements of the Code and are considered obligations of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.



     Portfolio Turnover. The Investment Adviser will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. As a result of the investment policies of the Fund, the Fund's portfolio turnover may be higher than that of other investment companies, however, it is extremely difficult to predict portfolio turnover rates with any degree of accuracy. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. (For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) The portfolio turnover rates for the fiscal years ended December 31, 1995 and 1996 were 512.75% and 1234.05%, respectively. The increase in the portfolio turnover rate in 1996 was due to a greater utilization of hedging strategies than in prior years. Higher portfolio turnover may contribute to higher transactional costs and negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount, as well as greater difficulty meeting the federal income tax requirement for qualification as a regulated investment company that less than 30% of its gross income be derived from the sale or other disposition of securities held for less than three months. See "Additional Information -- Taxes."


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The Board of Trustees of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Board of Trustees of the Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Trustees of the Fund are:


     ARTHUR ZEIKEL* -- President of the Investment Adviser and its affiliate, FAM; President and Director of Princeton Services, Inc.; Executive Vice President of ML & Co.; and Director of the Distributor.


     DONALD CECIL -- Special Limited Partner of Cumberland Partners (an investment partnership).

     EDWARD H. MEYER -- Chairman of the Board, President and Chief Executive Officer of Grey Advertising Inc.

     CHARLES C. REILLY -- Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.

     RICHARD R. WEST -- Dean Emeritus, New York University Leonard N. Stern School of Business Administration.

     EDWARD D. ZINBARG -- Former Executive Vice President of The Prudential Insurance Company of America.
---------------

* Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

     The Investment Adviser acts as the Fund's investment adviser. The Investment Adviser is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Investment Adviser provides the Fund with management and investment advisory services. The Investment

Adviser or its affiliate, FAM, acts as the investment adviser for more than 130 registered investment companies and provides investment advisory services to individuals and institutions. As of March 31, 1997, the Investment Adviser and FAM had a total of approximately $247.2 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Investment Adviser.



     The Fund has entered into an investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement") provides that, subject to the direction of the Board of Trustees of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Trustees.


     The Investment Adviser provides the portfolio manager for the Fund, who considers analyses from various sources (including brokerage firms with which the Fund does business), makes the necessary decisions and places transactions accordingly. The Investment Adviser is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.


     The Investment Adviser receives for its services to the Fund monthly compensation at the annual rate of 0.60% of the average daily net assets of the Fund. For the fiscal year ended December 31, 1996, the Investment Adviser earned a fee of $3,323,159 (based upon average net assets of approximately $553.9 million).



     Also, the Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an indirect, wholly owned subsidiary of ML & Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.



     The Investment Advisory Agreement obligates the Fund to pay certain expenses incurred in its operations including, among other things, the investment advisory fee; legal and audit fees; registration fees; unaffiliated Trustees' fees and expenses; custodian and transfer agency fees; accounting costs; the costs of issuing and redeeming shares; and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services on a semi-annual basis. For the fiscal year ended December 31, 1996, the amount of such reimbursement was $140,282. For the fiscal year ended December 31, 1996, the ratio of total expenses to average net assets for Class A, Class B, Class C and Class D shares was .87%, 1.65%, 1.73% and 1.08%, respectively.



     Sean J. Casey has served as the Portfolio Manager for the Fund since 1995 and is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Casey has been a Vice President and Senior Portfolio Manager of the Investment Adviser since 1995.

CODE OF ETHICS


     The Board of Trustees of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.


     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES


     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. The term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing a beneficial interest of a person in the relevant share class or a record-keeping system, provided the record-keeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended December 31, 1996, the Fund paid $973,584 to the Transfer Agent pursuant to the Transfer Agency Agreement.


                               PURCHASE OF SHARES


     The Distributor, an affiliate of both the Investment Adviser and Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100, and the minimum subsequent purchase is $1.


     The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing(SM) System, as described below. As to purchase orders received by securities dealers prior to the close of business on the

New York Stock Exchange (the "NYSE") (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE, on that day, provided the Distributor in turn receives the orders from the securities dealer prior to 30 minutes after the close of business on the NYSE, on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.


     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System is set forth under "Merrill Lynch Select Pricing(SM) System" on page 3.


     Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shares may vote on any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder
Services -- Exchange Privilege."



     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees, applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System.


--------------------------------------------------------------------------------------------------------
                                              ACCOUNT
                                            MAINTENANCE     DISTRIBUTION             CONVERSION
 CLASS            SALES CHARGE(1)               FEE              FEE                   FEATURE
--------------------------------------------------------------------------------------------------------
   A           Maximum 4.00% initial             No              No                      No
                sales charge(2)(3)
--------------------------------------------------------------------------------------------------------
   B         CDSC for a period of four         0.25%            0.50%            B shares convert to
             years, at a rate of 4.0%                                          D shares automatically
                      during                                                     after approximately
            the first year, decreasing                                              ten years(5)
                       1.0%
                annually to 0.0%(4)
--------------------------------------------------------------------------------------------------------
   C         1.0% CDSC for one year(6)         0.25%            0.55%                    No
--------------------------------------------------------------------------------------------------------
   D           Maximum 4.00% initial           0.25%             No                      No
                  sales charge(3)
--------------------------------------------------------------------------------------------------------


---------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.


(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives -- Class A and Class D Shares -- Eligible Class A Investors."



(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply.



(4) The CDSC may be modified in connection with certain fee-based programs.



(5) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.



(6) The CDSC may be waived in connection with certain fee-based programs.


INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                                      SALES LOAD AS     SALES LOAD AS        DISCOUNT TO
                                                        PERCENTAGE      PERCENTAGE* OF     SELECTED DEALERS
                                                       OF OFFERING      THE NET AMOUNT     AS PERCENTAGE OF
                AMOUNT OF PURCHASE                        PRICE            INVESTED       THE OFFERING PRICE
---------------------------------------------------   --------------    --------------    ------------------
Less than $25,000..................................        4.00%             4.17%               3.75%
$25,000 but less than $50,000......................        3.75              3.90                3.50
$50,000 but less than $100,000.....................        3.25              3.36                3.00
$100,000 but less than $250,000....................        2.50              2.56                2.25
$250,000 but less than $1,000,000..................        1.50              1.52                1.25
$1,000,000 and over**..............................        0.00              0.00                0.00

---------------
 * Rounded to the nearest one-hundredth percent.


** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more made on or after October 21, 1994, and on Class A purchases by certain retirement plan investors in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. A sales charge of 0.75% will be charged on purchases of $1 million or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.



     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.



     For the fiscal year ended December 31, 1996, the Fund sold 2,910,360 Class A shares for aggregate net proceeds of $27,329,155. The gross sales charges for the sale of Class A shares for that year were $6,333, of which $656 and $5,677 were received by the Distributor and Merrill Lynch, respectively. For that year, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the fiscal year ended December 31, 1996, the Fund sold 1,000,673 Class D shares for aggregate net proceeds of $9,338,179. The gross sales charges for the sale of Class D shares for that year were $33,228, of which $2,761 and $30,467 were received by the Distributor and Merrill Lynch, respectively. For that year, the Distributor received CDSCs of approximately $786 with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.



     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch Blueprint(SM) Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.



     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder
Services -- Fee-Based Programs."



     Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. Subject to certain conditions, Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc., and Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc., who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.



     Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint(SM) Program.


     Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.


     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC which declines each year, while Class C shares are subject only to a one-year 1.0% CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and Class B and Class C shares are subject to distribution fees of 0.50% and 0.55%, respectively, of net assets, as discussed under "Distribution Plans." The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.


     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.


     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder
Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.


     Contingent Deferred Sales Charges -- Class B Shares. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


     The following table sets forth the rates of the Class B CDSC:

                                                                         CLASS
                                                                           B
                                                                         CDSC
                                                                         AS A
                                                                         PERCENTAGE
                                                                          OF
                                                                         DOLLAR
                                                                         AMOUNT
        YEAR SINCE                                                       SUBJECT
        PURCHASE                                                          TO
        PAYMENT MADE                                                     CHARGE
        --------------------------------------------------------         -----
        0-1.....................................................          4.00%
        1-2.....................................................          3.00
        2-3.....................................................          2.00
        3-4.....................................................          1.00
        4 and thereafter........................................          0.00

For the fiscal year ended December 31, 1996, the Distributor received CDSCs of $877,464, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch.


     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.


     To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase for shares purchased on or after October 21, 1994).



     The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Code) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch Blueprint(SM) Program. The CDSC also is waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. Effective on or about May 12, 1997, the Class B CDSC also will be waived for any Class B shares purchased within eligible Employee Access(SM) Accounts. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA, that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group, and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."



     Contingent Deferred Sales Charges -- Class C Shares. Class C shares that are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder
Services -- Fee-Based Programs." For the fiscal year ended December 31, 1996, the Distributor received CDSCs of $5,199, with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.


     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event that such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.


     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value.

     The Conversion Period also may be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder
Services -- Fee-Based Programs."


DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.50%, with respect to Class B shares, and 0.55%, with respect to Class C shares, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.


     For the fiscal year ended December 31, 1996, the Fund paid the Distributor $3,344,107 pursuant to the Class B Distribution Plan (based on average net assets subject to such Class B Distribution Plan of approximately $445.9 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended December 31, 1996, the Fund paid the Distributor $78,131 pursuant to the Class C Distribution Plan (based on average net assets subject to such Class C Distribution Plan of approximately $9.8 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended December 31, 1996, the Fund paid the Distributor $44,099 pursuant to the Class D Distribution Plan (based on average net assets subject to such Class D Distribution Plan of approximately $17.6 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.


     The payments under the Distribution Plans are based upon a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation.


     As of December 31, 1996, with respect to Class B shares, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since August 29, 1986 (commencement of operations), exceeded fully allocated accrual revenues by approximately $1,958,000 (.56% of Class B net assets at that date). As of December 31, 1996, with respect to Class B shares, direct cash revenues for the period since the commencement of operations exceeded direct cash expenses by $28,118,222 (8.09% of Class B net assets at that date). As of December 31, 1996, with respect to Class C shares, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since October 21, 1994 (commencement of operations) exceeded the fully allocated revenues by $116,000 (1.24% of Class C net assets at that date). As of December 31, 1996, with respect to Class C shares, direct cash revenues for the period since October 21, 1994 (commencement of operations) exceeded direct cash expenses by $78,921 (.84% of Class C net assets at that date).



     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Trustees of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Trustees will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."


LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES


     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus
(2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fees. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

     The Fund is required to redeem for cash all full and fractional shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION


     A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.


     At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash or certified check drawn on a U.S. bank) has been collected for the purchase of such shares. In addition, the Fund reserves the right not to honor redemption requests where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received unless the Fund or its Transfer Agent has been advised, and has confirmed, that the check used for investment has been cleared for payment by the shareholder's bank.

REPURCHASE

     The Fund will also repurchase shares through a shareholder's listed securities dealer. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally, 4:00 p.m., New York time), on the day received and that such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.


     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC); however, securities dealers may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) to confirm a repurchase of shares. Repurchases made directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.



     Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.


REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES


     Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services and investment plans described below which are designed to facilitate investment in shares of the Fund. Certain of such services are not available to investors who place purchase orders for the Fund's shares through the Merrill Lynch BlueprintSM Program. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various plans and services, or to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.


INVESTMENT ACCOUNT


     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. These statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent.


     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders who are interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request the issuance of certificates for such shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.



EXCHANGE PRIVILEGE


     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.


     Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange

Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.


     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

     Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

     Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.

     Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.


     Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services -- Exchange Privilege" in the Statement of Additional Information.



AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS



     All dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund, without sales charge, at the net asset value per share next determined after the close of business on the NYSE on the payable date of such dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.


SYSTEMATIC WITHDRAWAL PLANS



     A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program, subject to certain conditions.



AUTOMATIC INVESTMENT PLANS


     Regular additions of Class A, Class B, Class C and Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more through the CMA(R) or CBA(R) Automated Investment Program.


FEE-BASED PROGRAMS



     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from Merrill Lynch Investor Services at (800) MER-FUND or (800) 637-3863.


                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.


     The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual, annualized or aggregate rates of return, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses is deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.


     Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


     On occasion, the Fund may compare its performance to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Fund may include its risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS


     The net investment income of the Fund is declared as dividends daily prior to the determination of the net asset value which is calculated 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on that day. The net investment income of the Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of the net asset value. Expenses of the Fund, including the advisory fee and any account maintenance and/or distribution fees, are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of the Fund at net asset value unless the shareholder elects to receive such dividends in cash. Shares will accrue dividends as long as they are issued and outstanding. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the calendar year.



     Gains or losses attributable to certain foreign currency transactions may increase or decrease the amount of the Fund's income available for distribution to shareholders. If such losses exceed other income during a taxable year, (a) the Fund would not be able to make any ordinary income dividend distributions, and (b) all or a portion of distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary income dividend, thereby reducing each shareholder's tax basis in his or her Fund shares for Federal income tax purposes and resulting in a capital gain for any shareholder who received such a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset). For a detailed discussion of the Federal tax considerations relevant to foreign currency transactions, see "Additional
Information -- Taxes." If in any fiscal year the Fund has net income from certain foreign currency transactions, such income will be distributed annually. Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order.


     All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders at least annually. Capital gains distributions will be automatically reinvested in shares unless the shareholder elects, at any time, in writing or by telephone (1-800-MER-FUND) to the Transfer Agent, to receive such distributions in cash.


     For information as to how to elect either dividend reinvestment or cash payments, see "Shareholder Services -- Automatic Reinvestment of Dividends and Capital Gains Distributions." Dividends and distributions are taxable to shareholders as described below whether they are reinvested in shares of the Fund or received in cash.


DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of all classes is determined once daily as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. The Fund will also determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be materially affected, but only if on any such day the Fund is required to sell or redeem shares. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value per share is computed by dividing the sum of the market value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time to the nearest cent. Expenses, including the fees payable to the Investment Adviser and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily.



     The per share net asset value of Class A shares will generally be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance and transfer agency fees applicable with respect to the Class B, Class C and Class D shares; in addition, the per share net asset value of the Class D shares generally will be higher than the per share net asset value of the Class B and Class C shares, reflecting the daily expense accruals of the distribution fees applicable with respect to Class B and Class C shares. Since the distribution fees borne by the Class C shares are higher than the distribution fees borne by the Class B shares, the per share net asset value of the Class B shares generally will be higher than the per share net asset value of the Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.



     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Securities which are traded both in the OTC market and on a stock exchange will be valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, will be stated at market value. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Trustees.


TAXES


     The Fund intends to continue to qualify for the special tax treatment afforded RICs under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).


     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset).

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.


     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.


     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ORGANIZATION OF THE FUND


     The Fund was organized on May 30, 1986, under the laws of the Commonwealth of Massachusetts as "Merrill Lynch Retirement Global Bond Fund" and is a business entity commonly known as a "Massachusetts business trust." Following the commencement of operations, the Trustees of the Fund approved a change in the Fund's fiscal year end from July 31 to December 31. On April 25, 1991, the Fund changed its name to "Merrill Lynch Global Bond Fund for Investment and Retirement." The Fund is authorized to issue an unlimited number of shares of beneficial interest of $.10 par value of different classes. At the date of this Prospectus, the shares of the Fund are divided into four classes designated Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that expenses related to the account maintenance and/or distribution of a class of shares are borne solely by such class. Each class has exclusive voting rights with respect to matters relating to account maintenance and/or distribution expenditures, as applicable. See "Purchase of Shares." The Trustees of the Fund may classify and reclassify the shares of the Fund into additional classes at a future date. Shares issued are fully paid, non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus.


     Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held in the election of Trustees (to the extent hereafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, as amended, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Except as set forth above, the Trustees shall continue to hold office and appoint successor trustees.

SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

                              Merrill Lynch Financial Data Services, Inc.
                              P.O. Box 45289
                              Jacksonville, FL 32232-5289


     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 1-800-637-3863.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.
                               ------------------

     The Declaration of Trust establishing the Fund, dated as of May 28, 1986, a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Global Bond Fund for Investment and Retirement" refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund but the "Trust Property" only shall be liable.

                    [This page is intentionally left blank.]

               MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND
                   RETIREMENT -- AUTHORIZATION FORM (PART 1)
--------------------------------------------------------------------------------

NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH BLUEPRINT(SM) PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINT(SM) PROGRAM APPLICATION BY CALLING TOLL FREE (800) 637-3766.
--------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION

   I, being of legal age, wish to purchase: (choose one)
  [ ] Class A shares [ ] Class B shares [ ] Class C shares [ ] Class D shares of Merrill Lynch Global Bond Fund for Investment and Retirement and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

   Basis for establishing an Investment Account:

      A. I enclose a check for $.......... payable to Merrill Lynch Financial
   Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

      B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)

   1. ..................................     4. ................................

   2. ..................................     5. ................................

   3. ..................................     6. ................................

Name............................................................................
     First Name                    Initial                   Last Name

Name of Co-Owner (if any).......................................................
                           First Name           Initial           Last Name

Address.........................................................................

 ................................................................  Date..........
                                            (Zip Code)

Occupation ..................... Name and Address of Employer...................

                                 ...............................................

                                 ...............................................

 ................................ ...............................................

  Signature of Owner                           Signature of Co-Owner (if any)


(In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
--------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

                        Ordinary Income Dividends                          Long-term Capital Gains
                        -------------------------------                    -------------------------------
                        SELECT  [ ]   Reinvest                             SELECT  [ ]   Reinvest
                        ONE:   [ ]    Cash                                 ONE:   [ ]    Cash
                        -------------------------------                    -------------------------------

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:   [ ] Check
or [ ] Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Global Bond Fund for Investment and Retirement Authorization Form.

Specify type of account (check one): [ ] checking [ ] savings

Name on your account............................................................

Bank Name.......................................................................

Bank Number ........................ Account Number.............................

Bank Address....................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor..........................................................

Signature of Depositor ...............................Date......................
(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

               MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND
            RETIREMENT -- AUTHORIZATION FORM (PART 1) -- (CONTINUED)
-  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -

3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER


            Social Security Number or Taxpayer Identification Number

   Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Additional Information--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

   INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH-SPONSORED MUTUAL FUNDS.

 .............................................................         ............................................................
                      Signature of Owner                                             Signature of Co-Owner (if any)

--------------------------------------------------------------------------------

4. LETTER OF INTENTION -- CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)

                                                                                                      ......................,
                                                                                                             19 . . . .
Dear Sir/Madam:                                                                                   Date of initial purchase

   Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Global Bond Fund for Investment and Retirement or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

  [ ] $25,000    [ ] $50,000    [ ] $100,000   [ ] $250,000   [ ] $1,000,000

   Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Global Bond Fund for Investment and Retirement Prospectus.

   I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Global Bond Fund for Investment and Retirement held as security.

By:..............................................................  ...............................................................
Signature of Owner                                                 Signature of Co-Owner
                                                                   (If registered in joint names, both must sign)

   In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name ...................................................          (2) Name....................................................
Account Number ............................................           Account Number..............................................

--------------------------------------------------------------------------------

5. FOR DEALER ONLY

                         Branch Office, Address, Stamp
                  [                                         ]

This form when completed should be mailed to:

    Merrill Lynch Global Bond Fund for Investment and Retirement
    c/o Merrill Lynch Financial Data Services, Inc.
    P.O. Box 45289
    Jacksonville, Florida 32232-5289


We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases or sales made under a Letter of Intention, Automatic Investment Plan or Systematic Withdrawal Plan. We guarantee the shareholder's signature.


 ...............................................................
                            Dealer Name and Address

By .............................................................................
                         Authorized Signature of Dealer

---------                    ------------

                                                  ..............................
---------                    ------------
Branch-Code                    F/C No.            F/C Last Name
---------                     ---------------

---------                     ---------------
Dealer's Customer Account No.

               MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND
                   RETIREMENT -- AUTHORIZATION FORM (PART 2)
--------------------------------------------------------------------------------
NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR AUTOMATIC INVESTMENT PLANS ONLY.
--------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION

                                                                                           ------------------------------------

Name of Owner.......................................................................
             First Name             Initial             Last Name                          ------------------------------------
                                                                                                    Social Security Number
                                                                                                or Taxpayer Identification No.
Name of Co-Owner (if any)...........................................................
                            First Name        Initial        Last Name

Address.............................................................................

 ....................................................................................       Account Number...........................
                                                                          (Zip Code)       (if existing account)

--------------------------------------------------------------------------------
2. SYSTEMATIC WITHDRAWAL PLAN -- CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information.)

   MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [ ] Class A or [ ] Class D shares in Merrill Lynch Global Bond Fund for Investment and Retirement, at cost or current offering price. Withdrawals to be made either (check one) [ ] monthly on the 24th day of each month, or [ ] quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on ________________ or as soon as
possible thereafter.                            (month)

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): [ ] $________ or [ ] ____% of the current value of [ ] Class A or [ ] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [ ] check or [ ] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a) I hereby authorize payment by check
   [ ] as indicated in Item 1.
   [ ] to the order of..........................................................

Mail to (check one)
   [ ] the address indicated in Item 1.
   [ ] Name (please print)......................................................

Address.........................................................................

     ...........................................................................

Signature of Owner
 ..............................................................................
Date............................................................................

Signature of Co-Owner (if any)..................................................

(b) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [ ] checking [ ] savings

Name on your Account............................................................

Bank Name.......................................................................

Bank Number .............................................................
Account Number..................................................................

Bank Address....................................................................

          ......................................................................

Signature of Depositor
 ..............................................................................
Date............................................................................

Signature of Depositor..........................................................

(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHALL ACCOMPANY THIS APPLICATION.

               MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND
            RETIREMENT -- AUTHORIZATION FORM (PART 2) -- (CONTINUED)
--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

   I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase (choose one)
 [ ] Class A shares  [ ] Class B shares  [ ] Class C shares  [ ] Class D shares of Merrill Lynch Global Bond Fund for Investment and Retirement, subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

You are hereby authorized to draw an ACH debit each month on my bank account for investment in Merrill Lynch Global Bond Fund for Investment and Retirement, as indicated below:

   Amount of each check or ACH debit $..........................................

   Account No...................................................................
Please date and invest ACH debits on the 20th of each month


beginning ________________ or as soon as possible thereafter.

            (month)

I agree that you are preparing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of fund shares including liquidating shares of the Fund and credit my bank account. I further agree that if a debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to offset the purchase made with the dishonored debit.

 .................      .......................................
     Date                      Signature of Depositor

                     .......................................
                              Signature of Depositor
                         (If joint account, both must sign)

                    AUTHORIZATION TO HONOR ACH DEBITS DRAWN
                 BY MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

To..........................................................................Bank
                               (Investor's Bank)

Bank Address....................................................................

City .......... State .......... Zip Code.......................................
As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc. I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.

 .................      .......................................
     Date                      Signature of Depositor

 .................      .......................................
 Bank Account                  Signature of Depositor

  Number                (If joint account, both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                               INVESTMENT ADVISER

                         Merrill Lynch Asset Management
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011


                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081


                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289


                                   CUSTODIAN

                      State Street Bank and Trust Company
                                  P.O. Box 351
                              225 Franklin Street
                          Boston, Massachusetts 02101


                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400


                                    COUNSEL

                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                           -------------------------

                               TABLE OF CONTENTS


                                                PAGE
                                                ----
Fee Table......................................   2
Merrill Lynch Select PricingSM System..........   3
Financial Highlights...........................   8
Risk Factors and Special Considerations........  11
Investment Objective and Policies..............  12
  Hedging Techniques...........................  14
  Other Investment Policies and Practices......  19
Management of the Fund.........................  22
  Board of Trustees............................  22
  Management and Advisory Arrangements.........  22
  Code of Ethics...............................  24
  Transfer Agency Services.....................  24
Purchase of Shares.............................  24
  Initial Sales Charge Alternatives --
    Class A and Class D Shares.................  26
  Deferred Sales Charge Alternatives --
    Class B and Class C Shares.................  28
  Distribution Plans...........................  32
  Limitations on the Payment of Deferred
    Sales Charges..............................  33
Redemption of Shares...........................  34
  Redemption...................................  34
  Repurchase...................................  35
  Reinstatement Privilege -- Class A and
    Class D Shares.............................  35
Shareholder Services...........................  35
  Investment Account...........................  36
  Exchange Privilege...........................  36
  Automatic Reinvestment of Dividends and
    Capital Gains Distributions................  37
  Systematic Withdrawal Plans..................  38
  Automatic Investment Plans...................  38
  Fee-Based Programs...........................  38
Performance Data...............................  38
Additional Information.........................  40
  Dividends and Distributions..................  40
  Determination of Net Asset Value.............  40
  Taxes........................................  41
  Organization of the Fund.....................  44
  Shareholder Reports..........................  44
  Shareholder Inquiries........................  45
Authorization Form.............................  47
                                   Code # 10417-0497


         [MERRILL LYNCH LOGO]

         MERRILL LYNCH
         GLOBAL BOND FUND
         FOR INVESTMENT AND
         RETIREMENT

         PROSPECTUS                                             [MLYNCH COMPASS]
         April 28, 1997
         Distributor:
         Merrill Lynch
         Funds Distributor, Inc.
         This prospectus should be
         retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                         MERRILL LYNCH GLOBAL BOND FUND
                         FOR INVESTMENT AND RETIREMENT
     P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE (609) 282-2800

                           -------------------------

     The investment objective of Merrill Lynch Global Bond Fund for Investment and Retirement (the "Fund") is to seek a high total investment return by investing in a global portfolio of debt instruments denominated in various currencies and multinational currency units. Total investment return is the aggregate of capital value changes and income. Accordingly, investments may be shifted among obligations denominated in particular currencies or currency units depending upon management's expectation of the potential for capital appreciation in U.S. dollars or relatively high rates of income. The Fund generally will invest without regard to tax considerations applicable to distributions to shareholders and therefore may particularly appeal to investors for whom current tax liability is not a major consideration, such as employee benefit plans and individual retirement accounts ("IRAs"). The Fund presently contemplates that it will invest primarily in obligations denominated in the currencies of the U.S., Japan, Canada, Western European nations, New Zealand and Australia as well as in European Currency Units ("ECUs"). The Fund may seek to hedge against interest rate and currency risks through the use of options, futures and foreign currency transactions.

                           -------------------------

     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Select Pricing System(SM) permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                           -------------------------


     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated April 28, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.


                           -------------------------

              MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR
                           -------------------------


    The date of this Statement of Additional Information is April 28, 1997.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek a high total investment return by investing in a global portfolio of debt instruments denominated in various currencies and multinational currency units. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.


     While it is the policy of the Fund generally not to engage in trading for short-term gains, Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser") will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or due to general market, economic or financial conditions.


     The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under "Investment Restrictions" below would require the approval of the holders of a majority of the Fund's outstanding voting securities.


     The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets because the shares of the Fund are redeemable on a daily basis on each day the Fund determines its net asset value in U.S. dollars. The Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See "Redemption of Shares." Under present conditions, the Fund does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.


HEDGING TECHNIQUES

     Reference is made to the discussion concerning hedging techniques under the caption "Hedging Techniques" in the Prospectus.

     The Fund may engage in various portfolio strategies to hedge its portfolio against interest rate and currency risks. These strategies include the use of options on its portfolio securities, financial and currency futures and options on such futures and forward foreign currency transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate.

     Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Options and Futures Transactions"), the Investment Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions.

     The following information relates to the hedging instruments the Fund may utilize with respect to interest rate and currency risks.

     The Fund is authorized to write (i.e., sell) covered call options on its portfolio securities, purchase put options on securities and engage in transactions in financial futures as described below.


     Writing Covered Options. The Fund may write call options with respect to securities which it owns which provide the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price. The Fund writes only covered options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the options.

     The Fund will receive a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Thus, in some periods the Fund will receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged. To facilitate closing transactions, as described below, the Fund will ordinarily write only options for which a secondary market exists.

     The Fund may engage in closing transactions in order to terminate outstanding exchange-traded options that it has written. To effect a closing transaction, the Fund purchases, prior to the exercise of an outstanding option that it has written, an option of the same series as that on which it desires to terminate its obligation. Profit or loss from a closing purchase transaction will depend on whether the cost of such transaction is more or less than the premium received on the sale of the option plus the related transaction costs.

     The Fund may also enter into over-the-counter ("OTC") put and call option transactions, which are two-party contracts with prices and terms negotiated between the buyer and seller.


     Purchase of Put Options. The Fund is authorized to purchase put options in connection with its hedging activities. By buying a put, the Fund has the right to sell the underlying securities at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put expires.



     Futures Contracts. The Fund is authorized to purchase and sell financial futures contracts ("futures contracts") as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. The Fund may effect transactions in futures contracts in U.S. and foreign agency and government securities and corporate debt securities traded on U.S. and foreign exchanges, as well as in the OTC market.


     The Fund may sell futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by the Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures as a hedge by selling long-term securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Fund's average yield as a result of the shortening of maturities.

     The sale of futures contracts provides an alternative means of hedging against rising interest rates. As rates increase the value of the Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

     The Fund may purchase futures contracts in anticipation of a decline in interest rates when it is not fully invested in order to gain rapid market exposure that may in part or entirely offset an increase in the cost of long-term securities it intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contracts. However, due to changing market conditions and interest rate forecasts, a futures position may be terminated without a corresponding purchase of securities.

     Options on Financial Futures. The Fund may purchase and write call and put options on futures contracts in connection with its hedging activities. Generally, these strategies would be employed under the same market and market sector conditions as those in which the Fund would enter into futures contracts. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contracts in anticipation of an increase in interest rates. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of such futures to hedge against the increased cost resulting from a decline in interest rates of securities which the Fund intends to purchase.

RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS

     Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the securities, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the debt securities which are the subject of the hedge. There is also a risk of imperfect correlations where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in currency futures and options on interest rate and currency futures contracts involve similar risks.


     Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Similarly, positions in interest rate and currency futures may be closed out only on an exchange which provides a secondary market for such futures. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such option or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only OTC options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). In the case of a futures position or an option on a futures position written by the Fund, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments or currency underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

     The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading Limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

FORWARD FOREIGN EXCHANGE TRANSACTIONS

     Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange between currencies of the different countries in whose securities it will invest as a hedge against possible variations in the foreign exchange rates between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian bank will place cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. Alternatively, no such segregation of funds need be made when the Fund "covers" its open positions. The position is considered "covered" if the Fund holds securities denominated in the currency underlying the forward contract, or in a demonstrably correlated currency, having a value equal to or greater than the Fund's obligation under the forward contract. The Fund will not enter into a forward contract with a term of more than one year.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

OTHER INVESTMENT POLICIES AND PRACTICES


     Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions which (i) have, in the opinion of the Investment Adviser, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. Under such agreements, the seller agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually-agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect the accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, often less than one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but constitute only collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund would depend upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest more than 15% of its total assets in repurchase agreements or purchase and sale contracts maturing in more than seven days, together with all other illiquid investments. While the substance of purchase and sale contracts is similar to the substance of repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community.


     Lending of Portfolio Securities. Subject to the investment restriction stated below, the Fund may lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to approved borrowers and receive therefor collateral in cash or securities issued or guaranteed by the U.S. Government. Such collateral is maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

INVESTMENT RESTRICTIONS

     In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the "Investment Company Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares).

     Under the fundamental investment restrictions, the Fund may not:

          1. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of corporate issuers in any particular industry.

          2. Make investments for the purpose of exercising control or management.

          3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          5. Issue senior securities to the extent such issuance would violate applicable law.

          6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

          8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Trustees without the approval of shareholders. Under the non-fundamental investment restrictions, the Fund may not:


          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.



          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."



          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund's Board of Trustees are not subject to the limitations set forth in this investment restriction.



          d. Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions.


     The Fund has registered as a "non-diversified" investment company under the Investment Company Act. However, the Fund intends to limit its investments in order to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code").


     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Trustees of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.


     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act in which such firm or any of its affiliates participate as an underwriter or dealer.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     Information about the Trustees and executive officers of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each executive officer and Trustee is P.O. Box 9011, Princeton, New Jersey 08543-9011.


     ARTHUR ZEIKEL (64) -- President and Trustee(1)(2) -- President of the Investment Adviser (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; and Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1977.



     DONALD CECIL (70) -- Trustee(2) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.



     EDWARD H. MEYER (70) -- Trustee(2) -- 777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970, and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors Inc. and Harman International Industries, Inc.



     CHARLES C. REILLY (65) -- Trustee(2) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; former Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania, from 1989 to 1990; Partner, Small Cities Cable Television since 1986.



     RICHARD R. WEST (59) -- Trustee(2) -- Box 604, Genoa, Nevada 89491. Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus, New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company), Smith-Corona Corporation (manufacturer of typewriters and word processors) and Alexander's, Inc. (real estate company).



     EDWARD D. ZINBARG (62) -- Trustee(2) -- 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

     TERRY K. GLENN (56) -- Executive Vice President(1)(2) -- Executive Vice President of the Investment Adviser and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.



     JOSEPH T. MONAGLE, JR. (46) -- Senior Vice President(1)(2) -- Senior Vice President of the Investment Adviser and FAM since 1990; Vice President of the Investment Adviser from 1978 to 1990; Senior Vice President of Princeton Services since 1993.



     DONALD C. BURKE (36) -- Vice President(1)(2) -- Vice President and Director of Taxation of the Investment Adviser since 1990.



     SEAN J. CASEY (41) -- Vice President(1) -- Vice President and Senior Portfolio Manager of the Investment Adviser since 1995; Chief Investment Officer and Senior Portfolio Manager of Chase Manhattan Asset Management (Western Hemisphere) Inc. from 1986 to 1995; Vice President of Global Fixed Income for Irving Trust Company from 1978 to 1986.



     GERALD M. RICHARD (47) -- Treasurer(1)(2) -- Senior Vice President and Treasurer of the Investment Adviser and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer thereof since 1984.

---------------

(1) Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such Trustee or officer is a director, trustee or officer of certain other investment companies for which the Investment Adviser, or its affiliate, FAM, acts as investment adviser or manager.


     At March 31, 1997, the officers and Trustees of the Fund as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Trustee and officer of the Fund, and the other officers of the Fund owned less than 1% of the outstanding shares of common stock of ML & Co.


COMPENSATION OF TRUSTEES


     The Fund pays each Trustee not affiliated with the Investment Adviser (each a "non-affiliated Trustee") a fee of $3,500 per year plus $500 per meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-affiliated Trustees, at a rate of $500 per Committee meeting attended. The Chairman of the Committee receives an additional fee of $250 per Committee meeting attended. For the fiscal year ended December 31, 1996, fees and expenses paid to the non-affiliated Trustees aggregated $38,298.

     The following table sets forth for the fiscal year ended December 31, 1996, compensation paid by the Fund to the non-affiliated Trustees and for the year ended December 31, 1996, the aggregate compensation paid by all registered investment companies advised by the Investment Adviser and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-affiliated Trustees.



                                                                  PENSION OR       AGGREGATE COMPENSATION
                                                                  RETIREMENT           FROM FUND AND
                                                               BENEFITS ACCRUED        OTHER MLAM/FAM
                                               COMPENSATION    AS PART OF FUND     ADVISED FUNDS PAID TO
              NAME OF TRUSTEE                   FROM FUND          EXPENSES             TRUSTEES(1)
--------------------------------------------   ------------    ----------------    ----------------------
Donald Cecil................................      $8,500             None                 $268,933
Edward H. Meyer.............................      $6,500             None                 $227,933
Charles C. Reilly...........................      $7,500             None                 $293,833
Richard R. West.............................      $7,500             None                 $269,833
Edward D. Zinbarg...........................      $7,500             None                 $127,333


---------------


(1) The Trustees serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Cecil (32 registered investment companies consisting of 32 portfolios); Mr. Meyer (32 registered investment companies consisting of 32 portfolios); Mr. Reilly (41 registered investment companies consisting of 54 portfolios); Mr. West (41 registered investment companies consisting of 54 portfolios); and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).


MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or other investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for its other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


     The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Investment Adviser. As discussed in the Prospectus, the Investment Adviser receives for its services to the Fund monthly compensation at the annual rate of 0.60% of the average daily net assets of the Fund. For the fiscal years ended December 31, 1994, 1995 and 1996, the total advisory fees paid by the Fund to the Investment Adviser aggregated $5,439,841, $4,455,344 and $3,323,159, respectively.



     The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and to furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are affiliated persons of the Investment Adviser. The Fund pays all other expenses incurred in its operation, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian, any sub-custodian and transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Trustees; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services on a semiannual basis. For the fiscal years ended December 31, 1994, 1995 and 1996, the amount of such reimbursement was $236,141, $160,161 and $140,282, respectively. As required by the Fund's distribution agreements, the Distributor will pay certain of the promotional expenses of the Fund incurred in connection with the offering of its shares. Certain expenses in connection with the distribution of Class B, Class C and Class D shares will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares -- Distribution Plans."



     As described in the Prospectus, the Investment Adviser has also entered into a sub-advisory agreement with MLAM U.K. pursuant to which MLAM U.K. provides investment advisory services to the Investment Adviser with respect to the Fund.


     The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.


     The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution
Plan). Each class has different exchange privileges. See "Shareholder
Services -- Exchange Privilege."

     The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by the Investment Adviser, or its affiliate, FAM. Funds advised by the Investment Adviser or FAM that utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds."



     The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described under "Management of the Fund -- Advisory and Management Arrangements."


INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES


     For the fiscal years ended December 31, 1994, 1995 and 1996 the Fund sold its Class A shares through the Distributor and Merrill Lynch, as a dealer. The gross sales charges for the sale of its Class A shares for the fiscal year ended December 31, 1994, were $177,216, of which the Distributor received $18,126, and Merrill Lynch received $159,090. During such period, the Distributor received contingent deferred sales charges ("CDSCs") of $7,628 with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. The gross sales charges for the sale of its Class A shares for the fiscal year ended December 31, 1995, were $16,044, of which the Distributor received $1,671, and Merrill Lynch received $14,373. During such period, the Distributor received CDSCs of $1,116 with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. The gross sales charges for the sale of its Class A shares for the fiscal year ended December 31, 1996, were $6,333, of which the Distributor received $656, and Merrill Lynch received $5,677. During such period, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. The gross sales charges for the sale of its Class D shares for the fiscal period October 21, 1994 (commencement of operations) to December 31, 1994, were $6,079, of which the Distributor received $601, and Merrill Lynch received $5,478. During such period, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver. The gross sales charges for the sale of its Class D shares for the fiscal year ended December 31, 1995, were $54,945 of which the Distributor received $5,004, and Merrill Lynch received $49,941. During such period, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver. The gross sales charges for the sale of its Class D shares for the fiscal year ended December 31, 1996, were $33,228, of which the Distributor received $2,761, and Merrill Lynch received $30,467. During such period, the Distributor received CDSCs of $786 with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver. For information as to brokerage commissions received by Merrill Lynch, see "Portfolio Transactions and Brokerage."



     The term "purchase" as used in the Prospectus and this Statement of Additional Information refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term "purchase" also includes purchases by employee benefit plans not qualified under
Section 401 of the Code, including purchases of shares of the Fund by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise. Purchases by such a company or non-qualified employee benefit plan will qualify for the quantity discounts discussed above only if the Fund and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Fund's Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employer or plan bearing the expense of any payroll deduction plan.



     Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by Investment Adviser or FAM who purchased such closed-end fund shares prior to October 21, 1994, and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 (the date the Merrill Lynch Select Pricing(SM) System commenced operations), and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.


     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

REDUCED INITIAL SALES CHARGES

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

     Merrill Lynch Blueprint(SM) Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $5,000 at 3.5%, and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are offered at net asset value plus a sales charge of .50% of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D shareholders through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.


     Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans whose trustee and/or plan sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.

     Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     Purchase Privilege of Certain Persons. Trustees of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries" when used herein with respect to ML & Co. includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value.


     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.



     Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated, if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of the other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice of termination.


     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of the mutual fund and such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption, and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.


     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.


     Employee Access(SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.



     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid securities, the value of which is readily ascertainable, that are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).


     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

     Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS

     Reference is made to "Purchase of Shares -- Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Trustees"), shall be committed to the discretion of the Independent Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES


     The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fees and the CDSCs). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

     The following table sets forth comparative information as of December 31, 1996, indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule with respect to Class B and Class C shares and the Distributor's voluntary maximum with respect to Class B shares, for the periods indicated.



                                                           DATA CALCULATED AS OF DECEMBER 31, 1996
                                  ------------------------------------------------------------------------------------------
                                                                                                                   ANNUAL
                                                           ALLOWABLE                                            DISTRIBUTION
                                              ALLOWABLE     INTEREST                  AMOUNTS                      FEE AT
                                  ELIGIBLE    AGGREGATE        ON       MAXIMUM      PREVIOUSLY     AGGREGATE     CURRENT
                                    GROSS       SALES        UNPAID      AMOUNT       PAID TO        UNPAID      NET ASSET
                                  SALES(1)     CHARGES     BALANCE(2)   PAYABLE    DISTRIBUTOR(3)    BALANCE      LEVEL(4)
                                  ---------   ----------   ----------   --------   --------------   ---------   ------------
                                                                        (IN THOUSANDS)
Class B Shares, for the period
  August 29, 1986 (commencement
  of operations) to December 31,
  1996:
Under NASD Rule As Adopted......  $1,313,747   $ 82,109     $ 43,946    $126,055      $ 38,685       $87,370       $1,738
Under Distributor's Voluntary
  Waiver........................  $1,313,747   $ 82,109     $  6,569    $88,678       $ 38,685       $49,993       $1,738
Class C Shares, for the period
  October 21, 1994 (commencement
  of operations) to December 31,
  1996:
Under NASD Rule As Adopted......  $  16,812    $  1,051     $    145    $ 1,196       $    113       $ 1,083       $   51


---------------

(1) Purchase price of all eligible Class B or Class C shares sold during periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.

(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1%, as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 7, 1993, under the distribution plan in effect at that time, at the 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares -- Distribution Plans" in the Prospectus.

(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to Class B shares, the voluntary maximum.

                                REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.


     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.


     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

DEFERRED SALES CHARGES -- CLASS B AND CLASS C SHARES


     As discussed in the Prospectus under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain instances, including in connection with certain post-retirement withdrawals from an IRA or other retirement plan or on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawals are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended December 31, 1994, 1995 and 1996, the Distributor received CDSCs of $2,016,971, $1,787,977 and $877,464, respectively, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. For the period October 21, 1994 (commencement of operations) to December 31, 1994 and for the fiscal years ended December 31, 1995 and 1996 the Distributor received CDSCs of $217, $5,943 and $5,199, respectively, with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.


     Merrill Lynch Blueprint(SM) Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other investors in Class B shares. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of the Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Reference is made to "Investment Objective and Policies -- Other Investment Policies and Practices" in the Prospectus.

     Subject to policies established by the Trustees of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies. In addition, consistent with the Conduct Rules of the NASD and policies established by the Trustees of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions of the Fund.


     The Trustees have considered the possibilities of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.


     Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement disclosing the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and
(ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. For the fiscal years ended December 31, 1994, 1995 and 1996, Merrill Lynch effected no portfolio transactions for the Fund generating brokerage commissions.


                        DETERMINATION OF NET ASSET VALUE


     Reference is made to "Additional Information -- Determination of Net Asset Value" in the Prospectus concerning the determination of net asset value. The net asset value of the shares of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the investment advisory fees and any account maintenance and/or distribution fees are accrued daily. The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. The per share net asset value of Class B shares generally will be higher than the per share net asset value of Class C shares as a result of the higher distribution fees applicable with respect to Class C shares. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials among the classes.



     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Securities that are traded both in the OTC market and on a stock exchange will be valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, are stated at market value. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.


                              SHAREHOLDER SERVICES


     The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Certain of such services are not available to investors who place orders for the Fund's shares through Blueprint. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.


INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the transfer agent has an Investment Account and will receive statements, at least quarterly, from the transfer agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases, reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Fund's transfer agent.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the transfer agent.

     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the transfer agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.


AUTOMATIC INVESTMENT PLANS


     A U.S. shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the transfer agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares through Blueprint no minimum charge to the investor's bank account is required. An investor whose shares of the Fund are held within a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


     Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the NYSE on the ex-dividend date of such dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.


     Shareholders may, at any time, notify the transfer agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa, and commencing ten days after the receipt by the transfer agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS -- CLASS A AND CLASS D SHARES

     A Class A or Class D shareholder may elect to make withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in Class A or Class D shares of the Fund, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Fund's transfer agent or the Distributor.

     Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.


     Alternatively, a Class A or Class D shareholder whose shares are held with a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month; bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month; and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.


EXCHANGE PRIVILEGE


     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds as follows: Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges within certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.


     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of certain money market funds with a reduced or without a sales charge.


     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively ("new Class B or Class C shares"), of another MLAM-advised mutual fund on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period for the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.



     Shareholders also may exchange shares of the Fund into shares of certain money market funds advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund that were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the newly-acquired fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund that the shareholder continued to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.


     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.


     To exercise the exchange privilege, shareholders should contact their Merrill Lynch Financial Consultant who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other MLAM-advised mutual funds, with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed exchange application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute all of its net investment income and net realized long- or short-term capital gains, if any, to the Fund's shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year. If in any fiscal year the Fund has net income from certain foreign currency transactions, such income will be distributed annually. See "Shareholder Services -- Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to investors whether received in cash or reinvested in additional shares of the Fund. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to Class D shares. The per share dividends and distributions on Class B shares will be higher than the per share dividends and distributions on Class C shares as a result of the higher distribution fees applicable with respect to Class C shares. See "Determination of Net Asset Value."


TAXES


     The Fund intends to continue to qualify for the special tax treatment afforded RICs under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.


     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the RIC and received by its shareholders on December 31 of the year in which such dividend was declared.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.


     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.


     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

     The Fund may write, purchase or sell options, futures or forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

     A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

     Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

     Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Code Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's basis in Fund shares assuming the shares were held as a capital asset. These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuation with respect to its investments.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state, or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data, as well as yield, in advertisements or information furnished to present or prospective shareholders. Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return and yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charges in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time.

     Set forth in the tables below is total return information for Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.



                         CLASS A SHARES              CLASS B SHARES              CLASS C SHARES              CLASS D SHARES
                   --------------------------  --------------------------  --------------------------  --------------------------
                                  REDEEMABLE                  REDEEMABLE                  REDEEMABLE                  REDEEMABLE
                    EXPRESSED     VALUE OF A    EXPRESSED     VALUE OF A    EXPRESSED     VALUE OF A    EXPRESSED     VALUE OF A
                       AS A      HYPOTHETICAL      AS A      HYPOTHETICAL      AS A      HYPOTHETICAL      AS A      HYPOTHETICAL
                    PERCENTAGE      $1,000      PERCENTAGE      $1,000      PERCENTAGE      $1,000      PERCENTAGE      $1,000
                    BASED ON A    INVESTMENT    BASED ON A    INVESTMENT    BASED ON A    INVESTMENT    BASED ON A    INVESTMENT
                   HYPOTHETICAL   AT THE END   HYPOTHETICAL   AT THE END   HYPOTHETICAL   AT THE END   HYPOTHETICAL   AT THE END
                      $1,000        OF THE        $1,000        OF THE        $1,000        OF THE        $1,000        OF THE
                    INVESTMENT      PERIOD      INVESTMENT      PERIOD      INVESTMENT      PERIOD      INVESTMENT      PERIOD
                   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

                                                       AVERAGE ANNUAL TOTAL RETURN
                                              (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
          PERIOD
------------------
One Year Ended
  December 31,
  1996............      2.16%     $ 1,021.60        1.60%     $ 1,016.00        4.51%     $ 1,045.10        1.80%     $ 1,018.00
Five Years Ended
  December 31,
  1996............      6.02%     $ 1,339.40        6.05%     $ 1,341.60          --              --          --              --
Ten Years Ended
  December 31,
  1996............        --              --        9.19%     $ 2,407.90          --              --          --              --
Inception (October
  21, 1994) to
  December 31,
  1996............        --              --          --              --        7.24%     $ 1,165.80        5.85%     $ 1,132.80
Inception (October
  25, 1988) to
  December 31,
  1996............      8.70%     $ 1,978.50          --              --          --              --          --              --

                                                           ANNUAL TOTAL RETURN
                                              (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)

Year Ended
December 31,
1996..............      6.42%     $ 1,064.20        5.60%     $ 1,056.00        5.51%     $ 1,055.10        6.05%     $ 1,060.50
Year Ended
December 31,
1995..............     13.39%     $ 1,133.90       12.52%     $ 1,125.20       12.44%     $ 1,124.40       13.11%     $ 1,131.10
Year Ended
  December 31,
  1994............    (5.29)%     $   947.10      (6.01)%     $   939.90          --              --          --              --
Inception (October
  21, 1994) to
  December 31,
  1994............        --              --          --              --      (1.73)%     $   982.70      (1.62)%     $   983.80
Year Ended
  December 31,
  1993............     13.21%     $ 1,132.10       12.36%     $ 1,123.60          --              --          --              --
Year Ended
  December 31,
  1992............      7.83%     $ 1,078.30        6.91%     $ 1,069.10          --              --          --              --
Year Ended
  December 31,
  1991............     16.00%     $ 1,160.00       15.23%     $ 1,152.30          --              --          --              --
Year Ended
  December 31,
  1990............     15.64%     $ 1,156.40       14.76%     $ 1,147.60          --              --          --              --
Year Ended
  December 31,
  1989............      7.27%     $ 1,072.70        6.45%     $ 1,064.50          --              --          --              --
Year Ended
  December 31,
  1988............        --              --        3.82%     $ 1,038.20          --              --          --              --
Inception (October
  25, 1988) to
  December 31,
  1988............      2.66%     $ 1,026.60          --              --          --              --          --              --
Year Ended
  December 31,
  1987............        --              --       22.85%     $ 1,228.50          --              --          --              --
Inception (August
  29, 1986) to
  December 31,
  1986............        --              --        3.93%     $ 1,039.30          --              --          --              --
                                                         AGGREGATE TOTAL RETURN
                                              (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October
  21, 1994) to
  December 31,
  1996............        --              --          --              --       16.58%     $ 1,165.80       13.28%     $ 1,132.80
Inception (October
  21, 1988) to
  December 31,
  1996............     97.85%     $ 1,978.50          --              --          --              --          --              --
Inception (August
  29, 1986) to
  December 31,
  1996............        --              --      150.24%     $ 2,502.40          --              --          --              --
                                                                       YIELD

30 Days Ended
  December 31,
  1996............      5.02%             --        4.45%             --        4.36%             --        4.79%             --

     In order to reflect the reduced sales charges, in the case of Class A or Class D shares, or the waiver of the CDSC, in the case of Class B or Class C shares, applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Declaration of Trust of the Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of different classes and to divide or combine the shares of each class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. At the date of this Statement of Additional Information, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Under the Declaration of Trust, the Trustees have the authority to issue separate classes of shares which would represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that (i) expenses related to the account maintenance and/or distribution of the shares of a class may be borne solely by such class, (ii) a class may have exclusive voting rights with respect to matters relating to the expenses being borne only by such class and (iii) classes may have different conversion rights. The Board of Trustees of the Fund may classify and reclassify the shares of the Fund into additional classes of shares at a future date. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders, except for any expenses which may be attributable only to one class. Shares have no pre-emptive rights. The rights of redemption, conversion and exchange are described elsewhere herein and in the Prospectus. Shares are fully paid and non-assessable by the Fund.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Trustees (to the extent hereafter provided) and on other matters submitted to a vote of shareholders, except that shareholders of the class bearing account maintenance and/or distribution expenses as provided above shall have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Fund, in which event the holders of the remaining shares are unable to elect any person as a Trustee. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund.

COMPUTATION OF OFFERING PRICE PER SHARE


     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets on December 31, 1996, and its shares outstanding on that date is as follows:



                                            CLASS A       CLASS B       CLASS C       CLASS D
                                          -----------   ------------   ----------   -----------
    Net Assets..........................  $72,875,535   $347,529,477   $9,350,823   $45,684,770
                                           ==========    ===========    =========    ==========
    Number of Shares Outstanding........    7,626,885     36,362,368      978,595     4,782,133
                                           ==========    ===========    =========    ==========
    Net Asset Value Per Share (net
      assets divided by number of shares
      outstanding)......................  $      9.56   $       9.56   $     9.56   $      9.55
    Sales Charge (for Class A and Class
      D shares: 4.00% of offering price
      (4.17% of net asset value per
      share))*..........................          .40             **           **           .40
                                          -----------   ------------   ----------   -----------
    Offering Price......................  $      9.96   $       9.56   $     9.56   $      9.95
                                           ==========    ===========    =========    ==========


     -------------------------

      * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

     ** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" in the Prospectus and "Redemption of
        Shares -- Deferred Sales Charges -- Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the independent Trustees of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     State Street Bank and Trust Company, P.O. Box 351, 225 Franklin Street, Boston, Massachusetts 02101 (the "Custodian"), acts as the custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund -- Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL


     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.


REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on December 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.


     Under a separate agreement, ML & Co. has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


     To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares on March 31, 1997.

                         ------------------------------

     The Declaration of Trust establishing the Fund, dated as of May 28, 1986, a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Global Bond Fund for Investment and Retirement" refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund, but the "Trust Property" only shall be liable.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Global Bond Fund
for Investment and Retirement:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Bond Fund for Investment and Retirement as of December 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Bond Fund for Investment and Retirement as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
February 3, 1997

SCHEDULE OF INVESTMENTS
                           Face                                     Interest     Maturity         Value      Percent of
                          Amount        Long-Term Obligations         Rate         Date         (Note 1a)    Net Assets
Australia


Sovereign        A$    29,000,000  Government of Australia            6.75 %    11/15/2006    $ 22,040,972     4.64%
Government             11,500,000  New South Wales Treasury Corp.     7.00       4/01/2004       8,890,354     1.87
Obligations            18,400,000  Queensland Treasury Corp.          8.00       5/14/2003      15,098,733     3.17
                       28,500,000  Queensland Treasury Corp.          8.00       9/14/2007      23,201,926     4.88

                                   Total Investments in Australia
                                   (Cost--$70,884,756)                                          69,231,985    14.56


Canada


Sovereign        C$    19,000,000  Canadian Government Bond           8.00       6/01/2023      15,477,372     3.25
Government             32,000,000  Province of Quebec                 9.375      1/16/2023      27,994,161     5.89
Obligations

                                   Total Investments in Canada
                                   (Cost--$45,131,568)                                          43,471,533     9.14


Denmark


Financial        Dkr  138,471,000  Nykredit                           6.00      10/01/2026      20,404,396     4.29
Services

Sovereign             164,600,000  Danish Government Bond             8.00       3/15/2006      30,748,068     6.47
Government
Obligations

                                   Total Investments in Denmark
                                   (Cost--$50,388,482)                                          51,152,464    10.76


Germany


Financial       DM      8,000,000  KFW International Finance Inc.     6.25      10/15/2003       5,423,464     1.14
Services                8,000,000  KFW International Finance Inc.     6.75       6/20/2005       5,497,823     1.16

Sovereign               3,000,000  Bundes Obligations                 5.25       2/21/2001       2,005,915     0.42
Government              6,400,000  Bundesrepublik Deutschland         6.25       4/26/2006       4,299,669     0.90
Obligations             8,000,000  Deutschland Republic               6.75       4/22/2003       5,605,460     1.18

                                   Total Investments in Germany
                                   (Cost--$22,729,460)                                          22,832,331     4.80


Italy

Sovereign       Lit 1,000,000,000  Buoni Poliennali Del Tesoro
Government                         (Italian Government Bond)         10.50      11/01/1998         704,034     0.15
Obligations        15,000,000,000  Buoni Poliennali Del Tesoro
                                   (Italian Government Bond)          9.50       2/01/2006      11,212,580     2.36
                   21,000,000,000  Buoni Poliennali Del Tesoro
                                   (Italian Government Bond)          8.75       7/01/2006      15,071,036     3.17
                   18,000,000,000  Government of Italy                9.50       4/15/1999      12,647,719     2.66
                      400,000,000  Government of Italy                3.75       6/08/2005       3,715,026     0.78

                                   Total Investments in Italy
                                   (Cost--$42,528,482)                                          43,350,395     9.12

SCHEDULE OF INVESTMENTS (continued)
                           Face                                     Interest     Maturity         Value      Percent of
                          Amount        Long-Term Obligations         Rate         Date         (Note 1a)    Net Assets
Japan


Financial       YEN   850,000,000  Export Import Bank Japan           4.375%    10/01/2003    $  8,268,782     1.74%
Services            1,120,000,000  IBRD World Bank                    4.75      12/20/2004      11,244,490     2.36
                      550,000,000  World Bank                         4.50       3/20/2003       5,405,959     1.14

                                   Total Investments in Japan
                                   (Cost--$25,892,835)                                          24,919,231     5.24


New Zealand


Sovereign       NZ$    31,600,000  New Zealand Government Bond        8.00       2/15/2001      23,119,735     4.86
Government
Obligations

                                   Total Investments in New Zealand
                                   (Cost--$23,054,367)                                          23,119,735     4.86


Spain


Sovereign       Pta 2,418,000,000  Government of Spain                8.00       5/30/2004      20,191,892     4.25
Government
Obligations

                                   Total Investments in Spain
                                   (Cost--$19,458,244)                                          20,191,892     4.25

Sweden


Sovereign      Skr    186,000,000  Government of Sweden               6.00       2/09/2005      26,460,308     5.57
Government
Obligations

                                   Total Investments in Sweden
                                   (Cost--$25,903,013)                                          26,460,308     5.57


United Kingdom


Financial      Pound    9,900,000  Abbey National PLC                 8.00       4/02/2003      17,121,532     3.60
Services    Sterling    9,200,000  Beneficial Bank                    5.914      6/17/1998      15,718,899     3.31
                       16,000,000  Depfa Bank                         7.75      12/27/2001      27,400,173     5.76
                        8,000,000  Swedish Export Credit Corp.        7.625     12/27/2001      13,705,561     2.88

Sovereign              14,400,000  United Kingdom Gilt                7.50      12/07/2006      24,604,726     5.18
Government
Obligations

                                   Total Investments in the United
                                   Kingdom (Cost--$95,513,272)                                  98,550,891    20.73


United States


US             US$     18,400,000  United States Treasury Note        6.50      10/15/2006      18,500,648     3.89
Government
Obligations

                                   Total Investments in the
                                   United States (Cost--$18,693,250)                            18,500,648     3.89

                                   Total Investments in Long-Term
                                   Obligations (Cost--$440,177,729)                            441,781,413    92.92

SCHEDULE OF INVESTMENTS (concluded)
                           Face                                     Interest     Maturity         Value      Percent of
                          Amount       Short-Term Obligations         Rate         Date         (Note 1a)    Net Assets
Commercial     US$     22,128,000  General Motors Acceptance Corp.    7.50%      1/02/1997    $ 22,128,000     4.65%
Paper*
US Government           3,500,000  United States Treasury Bill (a)    5.27       3/13/1997       3,466,190     0.73
Obligations*

                                   Total Investments in Short-Term
                                   Obligations (Cost--$25,592,135)                              25,594,190     5.38

Total Investments (Cost--$465,769,864)                                                         467,375,603    98.30

Unrealized Depreciation on Forward Foreign Exchange Contracts**                                   (652,308)   (0.13)

Variation Margin on Financial Futures Contracts***                                                 (89,189)   (0.02)

Other Assets Less Liabilities                                                                    8,806,499     1.85
                                                                                              ------------   -------
Net Assets                                                                                    $475,440,605   100.00%
                                                                                              ============   =======

(a)Security held as collateral in connection with open financial futures contracts.
  *Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 **Forward foreign exchange contracts as of December 31, 1996 were as follows:

                                                        Unrealized
                                     Expiration        Depreciation
   Foreign Currency Sold                Date            (Note 1b)

   Dkr          248,000,000         January 1997       $   (409,259)
   DM            40,000,000         January 1997            (32,052)
   Lit           31,000,000         January 1997           (169,587)
   Skr           85,000,000         January 1997            (30,504)
   YEN        4,020,000,000         January 1997            (10,906)

   Total Unrealized Depreciation on
   Forward Foreign Exchange Contracts
   (US$ Commitment--$167,756,863)                      $   (652,308)
                                                       ============

***Financial futures contracts sold as of December 31, 1996 were as follows:


   Number of                            Expiration         Value
   Contracts    Issue       Exchange       Date       (Notes 1a & 1b)

      75     Italian BTP     LIFFE       March 1997    $ 12,784,456
     530     UK Gilts        LIFFE       March 1997      49,841,485

   (Total Contract Price--($62,115,968)                $ 62,625,941
                                                       ============

   See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of December 31, 1996
Assets:             Investments, at value (identified cost--$465,769,864)
                    (Note 1a)                                                                             $  467,375,603
                    Cash                                                                                          10,632
                    Foreign cash (Note 1c)                                                                     2,455,159
                    Receivables:
                      Securities sold                                                    $   17,124,878
                      Interest                                                               11,172,347
                      Beneficial interest sold                                                1,487,899
                      Forward foreign exchange contracts (Note 1b)                            1,051,735       30,836,859
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                          64,381
                                                                                                          --------------
                    Total assets                                                                             500,742,634
                                                                                                          --------------

Liabilities:        Unrealized depreciation on forward foreign exchange
                    contracts (Note 1b)                                                                          652,308
                    Payables:
                      Securities purchased                                                   18,956,107
                      Beneficial interest redeemed                                            3,750,105
                      Dividends to shareholders (Note 1g)                                       984,100
                      Investment adviser (Note 2)                                               244,458
                      Distributor (Note 2)                                                      240,485
                      Variation margin (Note 1b)                                                 89,189       24,264,444
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       385,277
                                                                                                          --------------
                    Total liabilities                                                                         25,302,029
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  475,440,605
                                                                                                          ==============
Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                 $      762,688
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      3,636,237
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                         97,860
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        478,213
                    Paid-in capital in excess of par                                                         499,914,314
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net (Note 6)                                              (29,915,740)
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                                   467,033
                                                                                                          --------------
                    Net assets                                                                            $  475,440,605
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $72,875,535 and 7,626,885
                             shares of beneficial interest outstanding                                    $         9.56
                                                                                                          ==============
                    Class B--Based on net assets of $347,529,477 and
                             36,362,368 shares of beneficial interest
                             outstanding                                                                  $         9.56
                                                                                                          ==============
                    Class C--Based on net assets of $9,350,823 and 978,595
                             shares of beneficial interest outstanding                                    $         9.56
                                                                                                          ==============
                    Class D--Based on net assets of $45,684,770 and 4,782,133
                             shares of beneficial interest outstanding                                    $         9.55
                                                                                                          ==============

                             See Notes to Financial Statements.

FINANCIAL INFORMATION (continued)
Statement of Operations for the Year Ended December 31, 1996
Investment Income   Interest and discount earned (net of $513,941 foreign
(Notes 1d & 1e):    withholding tax)                                                                      $   38,314,878

Expenses:           Account maintenance and distribution fees--Class B (Note 2)          $    3,344,107
                    Investment advisory fees (Note 2)                                         3,323,159
                    Transfer agent fees--Class B (Note 2)                                       807,954
                    Custodian fees                                                              193,902
                    Accounting services (Note 2)                                                140,282
                    Printing and shareholder reports                                            130,927
                    Transfer agent fees--Class A (Note 2)                                       121,896
                    Registration fees (Note 1f)                                                  99,499
                    Account maintenance and distribution fees--Class C (Note 2)                  78,131
                    Professional fees                                                            72,697
                    Account maintenance fees--Class D (Note 2)                                   44,099
                    Trustees' fees and expenses                                                  38,298
                    Transfer agent fees--Class D (Note 2)                                        22,768
                    Transfer agent fees--Class C (Note 2)                                        20,966
                    Other                                                                         8,131
                                                                                         --------------
                    Total expenses                                                                             8,446,816
                                                                                                          --------------
                    Investment income--net                                                                    29,868,062
                                                                                                          --------------
Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                        8,171,550
(Loss) on             Foreign currency transactions--net                                     (6,799,860)       1,371,690
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       (5,909,310)
(Notes 1b, 1c,        Foreign currency transactions--net                                      1,894,884       (4,014,426)
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                             (2,642,736)
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $   27,225,326
                                                                                                          ==============

                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                   December 31,
Increase (Decrease) in Net Assets:                                                             1996            1995
Operations:         Investment income--net                                               $   29,868,062   $   42,003,844
                    Realized gain on investments and foreign currency
                    transactions--net                                                         1,371,690       18,709,618
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   (4,014,426)      25,169,899
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     27,225,326       85,883,361
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (4,866,475)      (3,973,225)
Shareholders          Class B                                                               (23,481,682)     (23,553,473)
(Note 1f):            Class C                                                                  (505,409)        (302,479)
                      Class D                                                                (1,014,496)        (159,774)
                    Return of capital--net:
                      Class A                                                                        --       (1,989,511)
                      Class B                                                                        --      (11,793,918)
                      Class C                                                                        --         (151,461)
                      Class D                                                                        --          (80,003)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (29,868,062)     (42,003,844)
                                                                                         --------------   --------------
Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                           (162,547,147)    (200,436,449)
Transactions                                                                             --------------   --------------
(Note 4):

Net Assets:         Total decrease in net assets                                           (165,189,883)    (156,556,932)
                    Beginning of year                                                       640,630,488      797,187,420
                                                                                         --------------   --------------
                    End of year                                                          $  475,440,605   $  640,630,488
                                                                                         ==============   ==============

                    See Notes to Financial Statements.

Financial Highlights

The following per share data and ratios have been derived                                 Class A
from information provided in the financial statements.
                                                                              For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                             1996        1995        1994       1993       1992
Per Share           Net asset value, beginning of year          $    9.54   $    8.96   $   10.03  $    9.79   $   10.38
Operating                                                       ---------   ---------   ---------  ---------   ---------
Performance:        Investment income--net                            .56         .59         .55        .70         .77
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                 .02         .58       (1.07)       .56         .01
                                                                ---------   ---------   ---------  ---------   ---------
                    Total from investment operations                  .58        1.17        (.52)      1.26         .78
                                                                ---------   ---------   ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                         (.56)       (.39)       (.24)      (.67)      (1.14)
                      Realized gain on investments--net                --          --          --       (.30)       (.23)
                      Return of capital--net                           --        (.20)       (.28)        --          --
                      In excess of realized gain on
                      investments--net                                 --          --        (.03)      (.05)         --
                                                                ---------   ---------   ---------  ---------   ---------
                    Total dividends and distributions                (.56)       (.59)       (.55)     (1.02)      (1.37)
                                                                ---------   ---------   ---------  ---------   ---------
                    Net asset value, end of year                $    9.56   $    9.54   $    8.96  $   10.03   $    9.79
                                                                =========   =========   =========  =========   =========
Total Investment    Based on net asset value per share              6.42%      13.39%      (5.29%)    13.21%       7.83%
Return:*                                                        =========   =========   =========  =========   =========

Ratios to Average   Expenses                                         .87%        .86%        .84%       .82%        .84%
Net Assets:                                                     =========   =========   =========  =========   =========
                    Investment income--net                          6.02%       6.31%       5.84%      6.44%      12.24%
                                                                =========   =========   =========  =========   =========

Supplemental        Net assets, end of year (in thousands)      $  72,876   $  85,610   $  90,823  $ 108,241   $  61,131
Data:                                                           =========   =========   =========  =========   =========

                    Portfolio turnover                           1234.05%     512.75%     405.00%    419.99%     235.11%
                                                                =========   =========   =========  =========   =========

                   *Total investment returns exclude the effects of sales
                    loads.

                    See Notes to Financial Statements.

Financial Highlights (continued)

The following per share data and ratios have been derived                                 Class B
from information provided in the financial statements.
                                                                              For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                             1996        1995       1994        1993       1992
Per Share           Net asset value, beginning of year          $    9.54   $    8.96   $   10.03  $    9.79   $   10.39
Operating                                                       ---------   ---------   ---------  ---------   ---------
Performance:        Investment income--net                            .49         .51         .47        .60         .70
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                 .02         .58       (1.07)       .58        (.01)
                                                                ---------   ---------   ---------  ---------   ---------
                    Total from investment operations                  .51        1.09        (.60)      1.18         .69
                                                                ---------   ---------   ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                         (.49)       (.34)       (.20)      (.59)      (1.06)
                      Realized gain on investments--net                --          --          --       (.30)       (.23)
                      Return of capital--net                           --        (.17)       (.24)        --          --
                      In excess of realized gain on
                      investments--net                                 --          --        (.03)      (.05)         --
                                                                ---------   ---------   ---------  ---------   ---------
                    Total dividends and distributions                (.49)       (.51)       (.47)      (.94)      (1.29)
                                                                ---------   ---------   ---------  ---------   ---------
                    Net asset value, end of year                $    9.56   $    9.54   $    8.96  $   10.03   $    9.79
                                                                =========   =========   =========  =========   =========
Total Investment    Based on net asset value per share              5.60%      12.52%      (6.01%)    12.36%       6.91%
Return:*                                                        =========   =========   =========  =========   =========

Ratios to Average   Expenses                                        1.65%       1.64%       1.61%      1.58%       1.61%
Net Assets:                                                     =========   =========   =========  =========   =========
                    Investment income--net                          5.25%       5.56%       5.06%      5.72%      11.67%
                                                                =========   =========   =========  =========   =========

Supplemental        Net assets, end of year (in thousands)      $ 347,529   $ 540,887   $ 700,995  $ 897,150   $ 637,834
Data:                                                           =========   =========   =========  =========   =========
                    Portfolio turnover                           1234.05%     512.75%     405.00%    419.99%     235.11%
                                                                =========   =========   =========  =========   =========

                   *Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                   Class C                             Class D

                                                                              For the                            For the
The following per share data and ratios have                                   Period                             Period
been derived from information provided in the                                 Oct. 21,                           Oct. 21,
financial statements.                                    For the Year        1994++ to       For the Year       1994++ to
                                                       Ended December 31,     Dec. 31,     Ended December 31,    Dec. 31,
Increase (Decrease) in Net Asset Value:                1996         1995        1994        1996       1995        1994
Per Share           Net asset value, beginning
Operating           of period                       $   9.54     $   8.96    $   9.21    $   9.54   $   8.96    $   9.21
Performance:                                        --------     --------    --------    --------   --------    --------
                    Investment income--net               .48          .51         .09         .54        .56         .10
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency transactions
                    --net                                .02          .58        (.25)        .01        .58        (.25)
                                                    --------     --------    --------    --------   --------    --------
                    Total from investment
                    operations                           .50         1.09        (.16)        .55       1.14        (.15)
                                                    --------     --------    --------    --------   --------    --------
                    Less dividends and
                    distributions:
                      Investment income--net            (.48)        (.34)       (.03)       (.54)      (.37)       (.04)
                      Return of capital--net              --         (.17)       (.05)         --       (.19)       (.05)
                      In excess of realized
                      gain on investments--net            --           --        (.01)         --         --        (.01)
                                                    --------     --------    --------    --------   --------    --------
                    Total dividends and
                    distributions                       (.48)        (.51)       (.09)       (.54)      (.56)       (.10)
                                                    --------     --------    --------    --------   --------    --------
                    Net asset value, end of
                    period                          $   9.56     $   9.54    $   8.96    $   9.55   $   9.54    $   8.96
                                                    ========     ========    ========    ========   ========    ========
Total Investment    Based on net asset value
Return:**           per share                          5.51%       12.44%      (1.73%)+++   6.05%     13.11%      (1.62%)+++
                                                    ========     ========    ========    ========   ========    ========

Ratios to Average   Expenses                           1.73%        1.71%       1.69%*      1.08%      1.11%       1.12%*
Net Assets:                                         ========     ========    ========    ========   ========    ========
                    Investment income--net             5.16%        5.44%       5.20%*      5.74%      6.07%       5.81%*
                                                    ========     ========    ========    ========   ========    ========

Supplemental        Net assets, end of period
Data:               (in thousands)                  $  9,351     $  8,468    $  3,614    $ 45,685   $  5,665    $  1,755
                                                    ========     ========    ========    ========   ========    ========
                    Portfolio turnover              1234.05%      512.75%     405.00%    1234.05%    512.75%     405.00%
                                                    ========     ========    ========    ========   ========    ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Bond Fund for Investment and Retirement (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees of the primary market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Trustees. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency mar-kets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign curren-cies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 1995 is characterized as a return of capital.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $6,599,997 have been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.50%
Class C                                     0.25%          0.55%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended December 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                $  656        $ 5,677
Class D                                $2,761        $30,467

For the year ended December 31, 1996, MLPF&S received contingent deferred sales charges of $877,464 and $5,199 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $786 relating to transactions subject to front-end sales charge waivers in Class D Shares.

During the year ended December 31, 1996, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $212 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLPF&S, PSI, MLFD, MLAM, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1996 were $6,431,445,070 and $6,581,083,032, respectively.

Net realized and unrealized gains (losses) as of December 31, 1996 were as follows:


                                   Realized       Unrealized
                                Gains (Losses)  Gains (Losses)

Investments:
  Long-term                      $ 15,022,553   $  1,603,684
  Short-term                           55,223          2,055
  Financial futures                (6,906,226)      (509,973)
                                 ------------   ------------
Total investments                   8,171,550      1,095,766
                                 ------------   ------------
Currency transactions:
  Foreign currency
  transactions                     (4,816,159)        23,575
  Forward foreign exchange
  contracts                        (1,983,701)      (652,308)
                                 ------------   ------------
Total currency transactions        (6,799,860)      (628,733)
                                 ------------   ------------
Total                            $  1,371,690   $    467,033
                                 ============   ============

As of December 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $948,836 of which $6,431,120 related to appreciated securities and $5,482,284 related to depreciated securities. The aggregate cost of investments at December 31, 1996 for Federal income tax purposes was $466,426,767.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $162,547,147 and $200,436,449 for the years ended December 31, 1996 and December 31, 1995, respectively.

Transactions in shares of capital for each class were as follows:


Class A Shares for the
Year Ended                                          Dollar
December 31, 1996                     Shares        Amount

Shares sold                         2,910,360   $ 27,329,155
Shares issued to share-
holdersin reinvestment of
dividends                             403,800      3,774,617
                                 ------------   ------------
Total issued                        3,314,160     31,103,772
Shares redeemed                    (4,664,565)   (43,674,353)
                                 ------------   ------------
Net decrease                       (1,350,405)  $(12,570,581)
                                 ============   ============


Class A Shares for the
Year Ended                                          Dollar
December 31, 1995                     Shares        Amount

Shares sold                         6,380,202   $ 59,357,067
Shares issued to shareholders
in reinvestment of dividends
and distributions                     478,488      4,434,234
                                 ------------   ------------
Total issued                        6,858,690     63,791,301
Shares redeemed                    (8,019,897)   (73,711,712)
                                 ------------   ------------
Net decrease                       (1,161,207)  $ (9,920,411)
                                 ============   ============


Class B Shares for the
Year Ended                                          Dollar
December 31, 1996                     Shares        Amount

Shares sold                         3,714,398   $  34,748,286
Shares issued to share-
holders in reinvestment of
dividends                           1,569,779      14,672,504
                                -------------   -------------
Total issued                        5,284,177      49,420,790
Automatic conversion
of shares                          (4,849,489)    (41,935,909)
Shares redeemed                   (20,778,347)   (197,284,755)
                                -------------   -------------
Net decrease                      (20,343,659)  $(189,799,874)
                                =============   =============

Class B Shares for the
Year Ended                                          Dollar
December 31, 1995                     Shares        Amount

Shares sold                         8,688,182   $  80,200,982
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,401,329      22,257,416
                                -------------   -------------
Total issued                       11,089,511     102,458,398
Automatic conversion
of shares                             (99,679)       (930,011)
Shares redeemed                   (32,517,042)   (300,199,532)
                                -------------   -------------
Net decrease                      (21,527,210)  $(198,671,145)
                                =============   =============


Class C Shares for the
Year Ended                                          Dollar
December 31, 1996                     Shares        Amount

Shares sold                           601,459   $  5,622,361
Shares issued to share-
holders in reinvestment of
dividends                              42,299        395,340
                                 ------------   ------------
Total issued                          643,758      6,017,701
Shares redeemed                      (553,137)    (5,161,461)
                                 ------------   ------------
Net increase                           90,621   $    856,240
                                 ============   ============


Class C Shares for the
Year Ended                                          Dollar
December 31, 1995                     Shares        Amount

Shares sold                         1,343,650   $ 12,395,671
Shares issued to shareholders
in reinvestment of dividends
and distributions                      40,142        372,733
                                 ------------   ------------
Total issued                        1,383,792     12,768,404
Shares redeemed                      (899,232)    (8,300,388)
                                 ------------   ------------
Net increase                          484,560   $  4,468,016
                                 ============   ============


Class D Shares for the
Year Ended                                          Dollar
December 31, 1996                     Shares        Amount

Shares sold                         1,000,673   $  9,338,179
Automatic conversion
of shares                           4,503,683     41,935,909
Shares issued to shareholders
in reinvestment of dividends           82,130        775,174
                                 ------------   ------------
Total issued                        5,586,486     52,049,262
Shares redeemed                    (1,398,232)   (13,082,194)
                                 ------------   ------------
Net increase                        4,188,254   $ 38,967,068
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         1,149,953   $ 10,597,667
Automatic conversion
of shares                              99,678        930,011
Shares issued to shareholders
in reinvestment of dividends
and distributions                      21,410        199,176
                                 ------------   ------------
Total issued                        1,271,041     11,726,854
Shares redeemed                      (873,032)    (8,039,763)
                                 ------------   ------------
Net increase                          398,009   $  3,687,091
                                 ============   ============

5. Commitments:
On December 31, 1996, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell foreign currency with the approximate value of $15,956,000.

6. Capital Loss Carryforward:
At December 31, 1996, the Fund had a net capital loss carryforward of approximately $27,693,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.

                               TABLE OF CONTENTS


                                          PAGE
                                          -----
Investment Objective and Policies.......      2
  Hedging Techniques....................      2
  Risk Factors in Options and Futures
    Transactions........................      4
  Forward Foreign Exchange
    Transactions........................      5
  Other Investment Policies and
    Practices...........................      6
  Investment Restrictions...............      7
Management of the Fund..................      9
  Trustees and Officers.................      9
  Compensation of Trustees..............     10
  Management and Advisory
    Arrangements........................     11
Purchase of Shares......................     12
  Initial Sales Charge
    Alternatives -- Class A and Class D
    Shares..............................     13
  Reduced Initial Sales Charges.........     15
  Employer-Sponsored Retirement or
    Savings Plans and Certain Other
    Arrangements........................     17
  Distribution Plans....................     18
  Limitations on the Payment of Deferred
    Sales Charges.......................     18
Redemption of Shares....................     19
  Deferred Sales Charges -- Class B and
    Class C Shares......................     20
Portfolio Transactions and Brokerage....     20
Determination of Net Asset Value........     21
Shareholder Services....................     22
  Investment Account....................     22
  Automatic Investment Plans............     23
  Automatic Reinvestment of Dividends
    and Capital Gains Distributions.....     23
  Systematic Withdrawal Plans -- Class A
    and Class D Shares..................     23
  Exchange Privilege....................     24
Dividends, Distributions and Taxes......     26
  Dividends and Distributions...........     26
  Taxes.................................     27
  Tax Treatment of Options, Futures and
    Forward Foreign Exchange
    Transactions........................     28
  Special Rules for Certain Foreign
    Currency Transactions...............     29
Performance Data........................     30
General Information.....................     32
  Description of Shares.................     32
  Computation of Offering Price Per
    Share...............................     33
  Independent Auditors..................     33
  Custodian.............................     33
  Transfer Agent........................     33
  Legal Counsel.........................     34
  Reports to Shareholders...............     34
  Additional Information................     34
  Security Ownership of Certain
    Beneficial Owners...................     34
Independent Auditors' Report............     35
Financial Statements....................     36
                              Code # 10418-0497


     [MERRILL LYNCH LOGO]

     MERRILL LYNCH
     GLOBAL BOND FUND
     FOR INVESTMENT AND
     RETIREMENT
                                                                [MLYNCH COMPASS]

                                            STATEMENT OF
                                            ADDITIONAL
                                            INFORMATION


                                            April 28, 1997


                                            Distributor:
                                            Merrill Lynch
                                            Funds Distributor, Inc.

                    APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.


DESCRIPTION OF OMITTED                              LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                                    OR IMAGE IN TEXT
----------------------                              -------------------
Compass plate, circular                             Back cover of Prospectus and
graph paper and Merrill Lynch                       back cover of Statement of
logo including stylized market                      Additional Information
bull.

                           PART C.  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS
  Contained in Part A:


          Financial Highlights for each of the periods in the ten-year period ended December 31, 1996.


  Contained in Part B:


          Schedule of Investments, as of December 31, 1996.



          Statement of Assets and Liabilities as of December 31, 1996.



          Statement of Operations for the year ended December 31, 1996.



        Statements of Changes in Net Assets for each of the years in the two-year period ended December 31, 1996.



          Financial Highlights for each of the years in the five-year period ended December 31, 1996.


(b) EXHIBITS


  EXHIBIT
  NUMBER                                         DESCRIPTION
----------- -------------------------------------------------------------------------------------
 1 (a) --   Declaration of Trust of the Registrant, dated May 28, 1986.(a)
   (b) --   Amendment to Declaration of Trust of the Registrant, dated July 7, 1986.(a)
   (c) --   Amendment to Declaration of Trust of the Registrant, dated October 3, 1988.(a)
   (d) --   Instrument establishing Class A shares and Class B shares of the Registrant, dated
            October 3, 1988.(a)
   (e) --   Amendment to Declaration of Trust of the Registrant, dated April 25, 1991.(a)
   (f) --   Certification of Amendment to Declaration of Trust and Establishment and Designation
            of Classes, dated October 17, 1994.(a)
 2     --   By-Laws of the Registrant.(a)
 3     --   None.
 4     --   Copies of Instruments defining the rights of shareholders, including the relevant portions of the Declaration of Trust, as amended, and the By-Laws of the
            Registrant.(b)
 5 (a) --   Investment Advisory Agreement between Registrant and Merrill Lynch Asset Management,
            Inc.(a)
   (b) --   Supplement to Investment Advisory Agreement between the Registrant and Merrill Lynch
            Asset Management, L.P.(c)
   (c) --   Form of Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P. and
            Merrill Lynch Asset Management U.K. Limited.
 6 (a) --   Class A Shares Distribution Agreement between the Registrant and Merrill Lynch Funds
            Distributor, Inc.(a)
   (b) --   Class B Shares Distribution Agreement between the Registrant and Merrill Lynch Funds
            Distributor, Inc.(a)
   (c) --   Letter Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc.
            with respect to the Merrill Lynch Mutual Fund Adviser Program.(c)
   (d) --   Class C Shares Distribution Agreement between the Registrant and Merrill Lynch Funds
            Distributor, Inc.(a)
   (e) --   Class D Shares Distribution Agreement between the Registrant and Merrill Lynch Funds
            Distributor, Inc.(a)

  EXHIBIT
  NUMBER                                         DESCRIPTION
----------- -------------------------------------------------------------------------------------
 7     --   None.
 8     --   Custody Agreement between the Registrant and State Street Bank and Trust Company.(a)
 9     --   Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency
            Agreement between the Registrant and Merrill Lynch Financial Data Services, Inc.(a)
10     --   Opinion of Brown & Wood LLP, Counsel for the Registrant.
11     --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
12     --   None.
13     --   Certificate of Merrill Lynch Asset Management, Inc.(a)
14     --   None.
15 (a) --   Amended and Restated Class B Shares Distribution Plan and Class B Shares Distribution
            Plan Sub-Agreement of the Registrant.(c)
   (b) --   Class C Shares Distribution Plan and Class C Shares Distribution Plan Sub-Agreement
            of the Registrant.(a)
   (c) --   Class D Shares Distribution Plan and Class D Shares Distribution Plan Sub-Agreement
            of the Registrant.(a)
16 (a) --   Schedule for computation of each performance quotation provided in the Registration
            Statement in response to Item 22 relating to Class A shares.(d)
   (b) --   Schedule for computation of each performance quotation provided in the Registration
            Statement in response to Item 22 relating to Class B shares.(d)
   (c) --   Schedule for computation of each performance quotation provided in the Registration
            Statement in response to Item 22 relating to Class C shares.(a)
   (d) --   Schedule for computation of each performance quotation provided in the Registration
            Statement in response to Item 22 relating to Class D shares.(a)
17 (a) --   Financial Data Schedule for Class A Shares.
   (b) --   Financial Data Schedule for Class B Shares.
   (c) --   Financial Data Schedule for Class C Shares.
   (d) --   Financial Data Schedule for Class D Shares.
18     --   Merrill Lynch Select Pricing(SM) System Plan pursuant to Rule 18f-3.(e)


---------------


(a) Filed on April 28, 1995, as an Exhibit to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A as amended (File No. 33-6091) (the "Registration Statement") under the Securities Act of 1933.



(b) Reference is made to Article I (Sections 1 and 2), Article II (Sections 1, 3, 4 and 7), Article III (Sections 1, 4, 9 and 10), Article IV, Article V (Sections 1, 2, 3 and 5), Article VI (Sections 1, 2, 3, 4, 5, 7 and 8),
     Article VII, Article VIII, Article IX, Article X, Article XI (Sections 2, 3, 4 and 5) and Article XII (Sections 3 and 6) of the Registrant's Declaration of Trust, as amended, filed as Exhibits 1(a), 1(b), 1(c), 1(d), 1(e) and 1(f) to this Registration Statement; and Article I, Article V and
     Article VI of the Registrant's By-Laws filed as Exhibit 2 to the Registration Statement.



(c) Filed on April 29, 1994, as an Exhibit to Post-Effective Amendment No. 11 to the Registration Statement.



(d) Filed on April 26, 1996, as an Exhibit to Post Effective Amendment No. 14 to the Registration Statement.



(e) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     The Registrant is not controlled by or under common control with any other person.



ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.



                                                                                   NUMBER OF
                                                                                   HOLDERS AT
                                TITLE OF CLASS                                   MARCH 31, 1997
-------------------------------------------------------------------------------  --------------
Class A Shares of Beneficial Interest, par value $0.10 per share...............      11,378
Class B Shares of Beneficial Interest, par value $0.10 per share...............      28,836
Class C Shares of Beneficial Interest, par value $0.10 per share...............       1,740
Class D Shares of Beneficial Interest, par value $0.10 per share...............       5,063


---------------
Note: The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27.  INDEMNIFICATION.

     Section 5.3 of the Registrant's Declaration of Trust provides as follows:

     "The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification".

     Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;
(ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.


     (a) Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser"), acts as investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc., and for the following closed-end investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.



     Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc., and for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc.,

MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.



     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Manager, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.



     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since January 1, 1995, for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies listed in the first two paragraphs of this Item 28 and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.



                                POSITION(S) WITH       OTHER SUBSTANTIAL BUSINESS, PROFESSION,
           NAME              THE INVESTMENT ADVISER            VOCATION OR EMPLOYMENT
---------------------------  -----------------------  -----------------------------------------
ML & Co. ..................  Limited Partner          Financial Services Holding Company;
                                                      Limited Partner of FAM
Princeton Services.........  General Partner          General Partner of FAM
Arthur Zeikel..............  President                President of FAM; President and Director
                                                      of Princeton Services; Director of MLFD;
                                                        Executive Vice President of ML & Co.
Terry K. Glenn.............  Executive Vice           Executive Vice President of FAM;
                             President                Executive Vice President and Director of
                                                        Princeton Services; President and
                                                        Director of MLFD; Director of MLFDS;
                                                        President of Princeton Administrators,
                                                        L.P.
Vincent R. Giordano........  Senior Vice President    Senior Vice President of FAM; Senior Vice
                                                        President of Princeton Services
Elizabeth Griffin..........  Senior Vice President    Senior Vice President of FAM
Michael J. Hennewinkel.....  Senior Vice President    Senior Vice President of FAM; Senior Vice
                                                        President of Princeton Services
Philip L. Kirstein.........  Senior Vice President,   Senior Vice President, General Counsel
                               General Counsel and    and Secretary of FAM; Senior Vice
                               Secretary                President, General Counsel, Director
                                                        and Secretary of Princeton Services;
                                                        Director of MLFD

                                POSITION(S) WITH       OTHER SUBSTANTIAL BUSINESS, PROFESSION,
           NAME              THE INVESTMENT ADVISER            VOCATION OR EMPLOYMENT
---------------------------  -----------------------  -----------------------------------------
Ronald M. Kloss............  Senior Vice President    Senior Vice President and Controller of
                               and Controller         FAM; Senior Vice President and Controller
                                                        of Princeton Services
Stephen M.M. Miller........  Senior Vice President    Executive Vice President of Princeton
                                                        Administrators, L.P.; Senior Vice
                                                        President of Princeton Services
Joseph T. Monagle, Jr. ....  Senior Vice President    Senior Vice President of FAM; Senior Vice
                                                        President of Princeton Services
Michael L. Quinn...........  Senior Vice President    Senior Vice President of FAM; Senior Vice
                                                        President of Princeton Services;
                                                        Manager, Director and First Vice
                                                        President of Merrill Lynch from 1989 to
                                                        1995
Gerald M. Richard..........  Senior Vice President    Senior Vice President and Treasurer of
                               and Treasurer          FAM; Senior Vice President and Treasurer
                                                        of Princeton Services; Vice President
                                                        and Treasurer of MLFD
Ronald L. Welburn..........  Senior Vice President    Senior Vice President of FAM; Senior Vice
                                                        President of Princeton Services
Anthony Wiseman............  Senior Vice President    Senior Vice President of FAM; Senior Vice
                                                        President of Princeton Services



     (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

     Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 1995, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert, Bascand, Glenn, Holmes, Richard and Yardley are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:



                               POSITION(S) WITH              OTHER SUBSTANTIAL BUSINESS
         NAME                     MLAM U.K.              PROFESSION, VOCATION OR EMPLOYMENT
-----------------------  ----------------------------  --------------------------------------
Arthur Ziekel..........  Director and Chairman         President of the Investment Adviser
                                                       and FAM; President and Director of
                                                         Princeton Services; Director of
                                                         MLFD; Executive Vice President of ML
                                                         & Co.
Alan J. Albert.........  Senior Managing Director      Vice President of the Investment
                                                       Adviser
Terry K. Glenn.........  Director                      Executive Vice President of the
                                                       Investment Adviser and FAM; Executive
                                                         Vice President and Director of
                                                         Princeton Services; President and
                                                         Director of MLFD; Director of MLFDS;
                                                         President of Princeton
                                                         Administrators, L.P.
Adrian Holmes..........  Managing Director             Director of Merrill Lynch Global Asset
                                                         Management
Andrew John Bascand....  Director                      Director of Merrill Lynch Global Asset
                                                         Management
Edward Gobora..........  Director                      Director of Merrill Lynch Global Asset
                                                         Management
Richard Kilbride.......  Director                      Managing Director of Merrill Lynch
                                                       Global Asset Management
Robert M. Ryan.........  Director                      Vice President, Institutional
                                                       Marketing, Debt and Equity Group,
                                                         Merrill Lynch Capital Markets from
                                                         1989 to 1994
Gerald M. Richard......  Senior Vice President         Senior Vice President and Treasurer of
                                                       the Investment Adviser and FAM; Senior
                                                         Vice President and Treasurer of
                                                         Princeton Services; Vice President
                                                         and Treasurer of MLFD
Stephen J. Yardley.....  Director                      Director of Merrill Lynch Global Asset
                                                         Management
Carol Ann Langham......  Company Secretary             None
Debra Anne Searle......  Assistant Company Secretary   None


     (c) Not Applicable.


ITEM 29.  PRINCIPAL UNDERWRITERS.



     (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., and Merrill Lynch Senior Floating Rate Fund, Inc.

     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Crook, Aldrich, Brady, Breen, Fatseas and Wasel is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2665.



                                              POSITION(S) AND OFFICE(S)    POSITION(S) AND OFFICE(S)
                   NAME                               WITH MLFD                 WITH REGISTRANT
------------------------------------------  -----------------------------  -------------------------
Terry K. Glenn............................  President and Director         Executive Vice President
Arthur Zeikel.............................  Director                       President and Trustee
Philip L. Kirstein........................  Director                       None
William E. Aldrich........................  Senior Vice President          None
Robert W. Crook...........................  Senior Vice President          None
Kevin P. Boman............................  Vice President                 None
Michael J. Brady..........................  Vice President                 None
William M. Breen..........................  Vice President                 None
Michael G. Clark..........................  Vice President                 None
Mark A. DeSario...........................  Vice President                 None
James T. Fatseas..........................  Vice President                 None
Debra W. Landsman-Yaros...................  Vice President                 None
Michelle T. Lau...........................  Vice President                 None
Gerald M. Richard.........................  Vice President and Treasurer   Treasurer
Salvatore Venezia.........................  Vice President                 None
William Wasel.............................  Vice President                 None
Robert Harris.............................  Secretary                      None


     (c) Not Applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Registrant, (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Merrill Lynch Financial Data Services, Inc., (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).


ITEM 31.  MANAGEMENT SERVICES.


     Other than as set forth under the caption "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 32.  UNDERTAKINGS.

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the township of Plainsboro, and the State of New Jersey, on the 25th day of April 1997.


                                          MERRILL LYNCH GLOBAL BOND FUND
                                          FOR INVESTMENT AND RETIREMENT
                                                       (Registrant)


                                          By:      /s/ GERALD M. RICHARD

                                            ------------------------------------

                                               (Gerald M. Richard, Treasurer)



     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.



            SIGNATURES                                TITLE                       DATE(S)
-----------------------------------    -----------------------------------    ----------------
          ARTHUR ZEIKEL*               President and Trustee (Principal
-----------------------------------      Executive Officer)
          (Arthur Zeikel)

        GERALD M. RICHARD*             Treasurer (Principal Financial and
-----------------------------------      Accounting Officer)
        (Gerald M. Richard)

           DONALD CECIL*               Trustee
-----------------------------------
          (Donald Cecil)

         EDWARD H. MEYER*              Trustee
-----------------------------------
         (Edward H. Meyer)

        CHARLES C. REILLY*             Trustee
-----------------------------------
        (Charles C. Reilly)

         RICHARD R. WEST*              Trustee
-----------------------------------
         (Richard R. West)

        EDWARD D. ZINBARG*             Trustee
-----------------------------------
        (Edward D. Zinbarg)

    *By: /s/ GERALD M. RICHARD                                                April 25, 1997
-----------------------------------
        (Gerald M. Richard,
         Attorney-in-Fact)

                                 EXHIBIT INDEX


  EXHIBIT
  NUMBER
-----------
 5 (c) --   Form of Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P.
            and Merrill Lynch Asset Management U.K. Limited.
10     --   Opinion of Brown & Wood LLP, Counsel for the Registrant.
11     --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
17 (a) --   Financial Data Schedule for Class A Shares.
   (b) --   Financial Data Schedule for Class B Shares.
   (c) --   Financial Data Schedule for Class C Shares.
   (d) --   Financial Data Schedule for Class D Shares.